UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange
Act of 1934 (Amendment No.  )

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Soliciting Material under §240.14a-12

HERITAGE COMMERCE CORP

(Name of Registrant as Specified In Its Charter)

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Letter to Our Shareholders
April 7, 2025
Dear Fellow Shareholders:
Thank you for your continued trust and investment in Heritage Commerce Corp. (the “Company”). This past year was especially meaningful as we celebrated the 30th anniversary of Heritage Bank of Commerce (the “Bank”)—a milestone that reflects not just our longevity but our commitment to growth, resilience, and community impact.
A Year of Growth in a Challenging Environment
Although the economy in general, and the banking sector in particular, have remained challenging, 2024 was a year of solid progress. We saw deposit balances grow by 10% year-over-year as our team deepened relationships with local businesses. Loan growth was steady at 4%, reinforcing our role as a trusted financial partner in the Bay Area.
We reported net income of $40.5 million, or $0.66 per average diluted common share, reflecting the impact of relatively elevated costs of funds but also demonstrating the strength of our diversified deposit base and disciplined lending approach. Through it all, we remained focused on long-term growth while continuing to serve our clients and communities with excellence.
Investing in People, Technology, and Growth
One of our most important steps in 2024 was to invest in the future—hiring top-tier bankers, upgrading our technology, and reinforcing our operational strength. Our capital position remains strong, our loan portfolio is high quality, and we have the liquidity and earnings power to continue strengthening our franchise.
2024 Financial & Strategic Highlights:

Total assets grew 9% to $5.6 billion, with deposits up 10% and loans up 4% year-over-year.

Net income came in at $40.5 million ($0.66 per diluted share), compared to $64.4 million ($1.05 per diluted share) in 2023.

Net interest margin declined 42 basis points to 3.28%, reflecting the rate environment.

Credit quality remains strong—nonperforming loans totaled $7.7 million (0.14% of total assets), and we maintained a 1.40% allowance for credit losses on loans.

National Recognition—We were honored to be named on Forbes’ List of World’s Best Banks and ranked 25th on S&P Global Market Intelligence’s Top 50 Best-Performing Community Banks list.

Raymond James Community Bankers Cup Winner—Recognized as one of the top 10% of community banks in the country for the fifth time.

Strong Credit Ratings—Kroll Bond Rating Agency (“KBRA”) reaffirmed our ratings, highlighting the stability of our deposit base and strong client relationships.

Strengthening Our Leadership Team
To support our future growth, we welcomed some outstanding new leaders over the past year:
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Thomas A. Sa, Chief Operating Officer—Bringing more than 30 years of banking experience, Tom is leading operations, risk management, and technology initiatives and is serving as our Interim Chief Financial Officer during our search for our next CFO.

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Janisha Sabnani, General Counsel—A seasoned financial services attorney, Janisha is guiding us on public company reporting, capital markets activities, corporate governance, regulatory matters, and compliance.

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Chris Edmonds-Waters, Chief People & Culture Officer—Focused on making the Company a great place to work and strengthening our culture to attract, develop and retain top talent.

Looking Ahead
As we continue expanding in the Bay Area, we remain focused on what has always set us apart—personalized, high-touch banking backed by financial strength and community commitment. While the economic landscape will always have its ups and downs, we are confident in our strategic direction, financial discipline, and ability to deliver value to our shareholders.
Thank you for being part of our journey. We appreciate your support and look forward to seeing you at our Annual Meeting on May 22, 2025 at 1:00 p.m. (held virtually). Please take the time to review the proxy materials, and we encourage you to vote your shares “FOR” each of our director nominees and “FOR” each proposal.
If you have any questions, don’t hesitate to reach out. Your engagement and feedback mean a lot to us.
Sincerely,

Jack W. Conner Chairman of the Board	Robertson Clay Jones President and Chief Executive Officer

Notice of Annual Meeting of Shareholders

Date:	Time:	Location:
May 22, 2025	1:00 p.m., Pacific Daylight Time (PDT)	Virtual Annual Meeting
Items of Business:
1.
To elect 8 members of the Board of Directors, each for a term of one year;

2.
To approve an amendment to the Company’s Bylaws to increase the range of the permitted number of directors;

3.
To consider an advisory proposal on the Company’s 2024 executive compensation;

4.
To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

5.
To transact such other business as may properly come before the meeting, and any adjournment or postponement.

Record Date:
You can vote if you were a shareholder of record on March 31, 2025.
Mailing Date:
The proxy materials are being distributed to our shareholders on or about April 7, 2025, and include our Annual Report on Form 10-K, Notice of Annual Meeting, this proxy statement, and a proxy or voting instruction card.
Important Notice Regarding the Internet Availability of Proxy Materials:
This proxy statement and our 2024 Annual Report on Form 10-K are available at www.heritagecommercecorp.com. Your Vote is Important. Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the enclosed proxy card.
VIRTUAL ANNUAL MEETING
The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting. We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location. We will not hold an in-person meeting.
Shareholders of record and beneficial owners as of the close of the business day on March 31, 2025, the record date, will have the ability to submit questions and vote electronically at the Annual Meeting via the virtual-only meeting platform.
ATTENDANCE AT THE VIRTUAL ANNUAL MEETING
Only shareholders of record and beneficial owners of shares of our common stock as of the close of business on March 31, 2025, the record date, may attend and participate in the Annual Meeting, including voting and asking questions before and during the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.
In order to attend the Annual Meeting, you must register at register.proxypush.com/HTBK. Upon completing your registration, you will receive an email confirming your registration.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, May 22, 2025, shareholders who register in advance of the meeting start time will receive an email one hour before. Shareholders registering near the meeting start time will receive a confirmation email and be taken directly to the meeting site. Fifteen (15) minutes prior to the meeting start time, shareholders can click the “Join Meeting” button. Once the meeting starts, shareholders will be able to hear the speakers, view presentations and submit questions. The Annual Meeting will begin promptly at 1:00 p.m., Pacific Daylight Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be included in the link to the Meeting Access FAQs Guide included in your confirmation email.
QUESTIONS AT THE VIRTUAL ANNUAL MEETING
Our virtual Annual Meeting will allow shareholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by shareholders.
We will answer as many shareholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
By Order of the Board of Directors,
Deborah K. Reuter
Executive Vice President, Chief Risk Officer and Corporate Secretary
April 7, 2025
San Jose, California

BENEFICIAL OWNERSHIP OF COMMON STOCK	66
PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
2025 Annual Meeting Information About the 2025 Annual Meeting of Shareholders Questions & Answers	71
OTHER BUSINESS	76
SHAREHOLDER PROPOSALS FOR 2026 MEETING	77

Heritage Commerce Corp • 2025 Proxy Statement   i

The Board and Corporate Governance
Heritage Commerce Corp (the “Company”) is committed to achieving excellence in our corporate governance practices with an emphasis on a culture of accountability and the conduct of our business that is fair, ethical and responsible to our shareholders and other stakeholders. The Board of Directors (the “Board”) oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, frequent discussions with the Chief Executive Officer, other key executives and our principal outside advisors (legal counsel, outside auditors, and other consultants), by reading reports and other materials, and by participating in Board and committee meetings.
The Board is committed to good business practices, transparency in financial reporting, and the highest level of corporate governance. To that end, the Board continually reviews its governance policies and practices, as well as the requirements of the federal securities laws and the listing standards of The Nasdaq Stock Market, to help ensure that such policies and practices are compliant and up to date.
Corporate Governance

Accountability to Shareholders	Shareholder Voting Rights	Independent Board Leadership

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All directors elected annually

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Annual Say on Pay advisory vote

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Policy against pledging and hedging Company common stock by officers and directors

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Regular engagement with key shareholders and management accessibility to all shareholders

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Clawback policy to recoup excess compensation as a result of accounting restatement

• One class of voting stock • No “poison pill” • No super majority voting provisions in Articles of Incorporation or Bylaws
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Separate Board Chair and Chief Executive Officer roles

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Seven of eight nominees for election in 2025 are independent

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All members of the Audit Committee, Personnel and Compensation Committee, and the Corporate Governance and Nominating Committee are independent directors

Effective Board Policies and Practices

A Board composed of accomplished professionals with experience, skills and knowledge relevant to our business and industry, including three former Chief Executive Officers and our current Chief Executive Officer

A diverse Board with three out of eight directors nominated for election in 2025 self-identifying as members of diverse groups

Each of the Audit Committee, Personnel and Compensation Committee, and Corporate Governance and Nominating Committee has a charter that is publicly available on our website and that meets applicable legal and listing requirements and reflects our Board’s emphasis on independence and engagement

Executive sessions of independent directors are held at the Board and Committee levels
A Code of Ethics and Conduct applicable to all employees and directors
Annual self-evaluation and assessment process for the Board and its committees through the Corporate Governance and Nominating Committee
Special procedures and limits on related party transactions
Heritage Commerce Corp • 2025 Proxy Statement   1

The Board and Corporate Governance
Board and committee access to independent advisors
A robust insider trading policy

Regular Shareholder Engagement	Management Compensation Program Aligned with Long-term Interests of Shareholders

We participate in investor conferences and other shareholder engagements throughout the fiscal year

We engage in business performance and strategic, governance, executive compensation, and human capital matters

Our Personnel and Compensation Committee Chair and our executive leadership conduct an annual outreach to key shareholders and we actively invite all shareholders to contact the Board to express their opinions and insights

Stock ownership requirements for directors and executive officers

Annual review by the Personnel and Compensation Committee of incentive program design, goals and objectives for alignment with business strategies

Compensation philosophy and practices focused on using incentive programs to attract and retain talented personnel in a heavily competitive market

Compensation claw-back policy applies to all senior management

Our Independent Board of Directors
Our directors bring diverse skills to our Board. The Board is committed to strong corporate governance practices and policies. The Board is committed to maintaining an independent Board, and a substantial majority of the Board are “independent” directors.” For this purpose, the Board relies on the definitions of “independence” and “non-employee directors” found in rules promulgated by the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market. Director biographies can be found under Proposal 1—Election of Directors beginning at page 26 below.
Eight of 9 members of the Board, including seven of our eight nominees, are independent as follows:
Julianne M. Biagini-Komas, Vice Chair	Jason DiNapoli	Laura Roden*
Bruce H. Cabral	Stephen G. Heitel	Marina H. Park Sutton
Jack W. Conner, Chair	Kamran F. Husain
*
Ms. Roden is not standing for reelection at the 2025 Annual Meeting.

Only our current President and Chief Executive Officer, Robertson Clay Jones, is not independent.
Board Refreshment
Over the prior ten years, six new independent directors have joined our Board as follows:
Board Leadership Structure
In addition to maintaining a Board almost entirely comprised of independent directors, it has long been our practice for many years of the Company to separate the roles of Chief Executive Officer and Chair of the Board in recognition of the differences between the two roles. The Board believes that this separation of the duties mitigates any inherent conflict of interest that may arise when the roles are combined. The Board also believes that an independent director who has not served as an executive of the Company can best provide the necessary leadership and objectivity required as Chair of the Board.

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The Board and Corporate Governance
Chief Executive Officer. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company.
Board Chair. The Chair of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, presides over meetings of the full Board (including executive sessions), and facilitates communication among the independent directors and between the independent directors and the Chief Executive Officer.
Term of Office
Directors serve a one-year term or until their successors are elected and qualified. Our current bylaws provide for a board of not fewer than nine and not more than fifteen directors, and the Board has the authority to fill vacancies created by a resignation or retirement or by the expansion of our Board. Proposal 2, if approved, would amend the bylaws to increase the range of the number of directors to not fewer than eight nor more than fifteen. The Board does not have term limits, instead relying upon the evaluation procedures described herein as the primary methods of ensuring that each director continues to act in a manner consistent with the Company’s and its shareholders’ best interest.
Board Expertise
The following section summarizes the specific skills, professional experience and background information of each director name that led the Board to conclude that each such person should serve on the Board.
	Julianne M. Biagini-Komas	Bruce H. Cabral	Jack W. Conner	Jason DiNapoli	Stephen G. Heitel	Kamran F. Husain	Robertson Clay Jones	Marina H. Park Sutton
Key Client Industries		X		X			X	X
Banking/Financial Services	X	X	X	X	X	X	X
Accounting/Auditing/Financial Reporting	X	X	X	X	X	X	X
Marketing/Sales			X	X			X
Human Capital Management	X		X		X	X	X	X
Leadership as President and/or CEO, EVP or SVP	X		X	X	X	X	X	X
Cybersecurity/Technology/Digital Innovation						X	X
Legal/ Regulatory	X	X	X	X	X	X		X
Public Company Governance	X		X	X	X	X	X	X
Risk Management	X	X	X		X	X	X
Strategic Planning/Mergers & Acquisitions	X		X	X	X	X	X	X
Community Affairs/Engagement			X				X	X
Sustainability							X

Heritage Commerce Corp • 2025 Proxy Statement   3

The Board and Corporate Governance
Risk Oversight
The Board has ultimate authority and responsibility for overseeing risk management of the Company arising out of its operations and business strategy. This includes overseeing the Company’s enterprise-wide risk management framework, which establishes the Company’s overall risk appetite and risk management strategy and enables senior management to understand, manage and report on the risks faced by the Company. The Board reviews and oversees policies and practices established by management to identify, assess, measure and manage key risks, including risk appetite metrics developed by management and approved by the Board. The Board monitors, regularly reviews and reacts to material enterprise risks identified by management. The Board receives specific reports from senior management with oversight responsibility for particular risks within the Company. These reports include strategic, operational, execution, financial, investment, credit, liquidity, interest rate, capital, technology, cyber security, compensation, legal and regulatory compliance and reputation risks, and the Company’s exposure to those risks. As part of its annual strategic plan process, the Board reviews a risk tolerance matrix that identifies potential Company risks and evaluates the Board’s tolerance level for each.

The Board assures that senior management is properly focused on risk and understands that it is responsible to the Board regarding the Company’s risk management process, including by assessing and managing the risks faced by the Company. Senior management is responsible for creating and recommending to the Board for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk the Company would be willing to accept in connection with the operation of the Company’s business and pursuit of the Company’s business objectives.

Board committees are responsible for risk oversight in specific areas. The Audit Committee is responsible for monitoring the Company’s overall risk program.
The Audit Committee is charged with the primary responsibility for risk management, overseeing financial, accounting, internal control, enterprise risk management and informational technology/ cybersecurity risk management. The Company’s internal Risk Management Steering Committee reports directly to the Audit Committee. Our Chief Risk Officer chairs the internal Risk Management Steering Committee. The Audit Committee receives quarterly reports from the Risk Management Steering Committee, Chief Audit Officer and Chief Information Security Officer. The Audit Committee reports periodically to the Board on the effectiveness of risk management processes in place, risk trends, and the overall risk assessment of the Company’s activities.
The Personnel and Compensation Committee assesses and monitors risks in the Company’s compensation and human capital programs, with a focus on assuring that the Company’s compensation programs do not promote the taking of inappropriate risks.
The Corporate Governance and Nominating Committee recommends director candidates with appropriate experience and skills who will set the proper tone for the Company’s risk profile and provide competent oversight over our material risks. This Committee also monitors the Company’s risk related to environmental, social and governance (“ESG”) concerns.

Board Self-Assessment
The Board and its committees perform a self-assessment of their performance at least annually, ordinarily conducted through the Corporate Governance and Nominating Committee. The purpose of the assessment is to improve the functioning of the Board and its committees as a unit, as well as reviewing the performance of each individual director.
The Board’s assessment in 2024 was conducted on an anonymous basis by the Corporate Governance and Nominating Committee in coordination with an independent consultant. As a result of the 2024 assessment, the Board has focused and will continue to focus on succession planning, corporate strategy, and risk management.

4   Heritage Commerce Corp • 2025 Proxy Statement

The Board and Corporate Governance
Stock Ownership Guidelines
Board. The Corporate Governance and Nominating Committee has adopted stock ownership guidelines to further align the interests of our non-employee directors with those of the Company’s shareholders. These guidelines provide that each non-employee director is expected to hold a Board-established minimum number of shares of the Company’s common stock. In 2024, each director was required to maintain ownership in the Company’s shares of common stock equal to not less than three times such director’s base cash compensation (excluding additional compensation paid for committee service or board leadership roles). Directors are not required to purchase shares to satisfy the director share ownership policy; however, a director may not sell or otherwise dispose of shares representing fifty percent (50%) of such director’s annual compensation for the current year at any time when the director does not own a number of shares equal to or greater than the ownership target. The Corporate Governance and Nominating Committee reviews progress towards satisfying stock ownership guidelines at least annually. Each of our directors is, and at December 31, 2024, each of our directors was, in compliance with these guidelines.
Executive Management. Executive management is subject to our executive management ownership and retention guidelines. Our Chief Executive Officer is required to maintain ownership in the Company’s shares of common stock having a value equal to three times his base salary, and the other executive officers are required to maintain ownership in the Company’s shares of common stock equal to one times their respective base salaries. The executives are not required to purchase shares to reach these guidelines, however, they are restricted from selling shares received as equity-based compensation (net of required holding tax) until they reach their respective guideline level. Furthermore, executives are required to retain at least 50% of shares earned under equity-based compensation plans once the guidelines have been met. Stock options and unvested performance-based equity awards are not included in satisfying the guidelines. All of our executives are, and as of December 31, 2024, all such individuals were, in compliance with these guidelines.
Director and Shareholder Meetings
The Board holds eight regular meetings each year. Special meetings may be called from time to time as circumstances warrant. Directors are expected to attend all Board meetings and are asked to attend the annual shareholders meeting. Our independent directors convened five executive sessions without management participation during 2024. Such sessions are generally chaired by the Chair of the Board.
For the meetings directors were qualified to attend in 2024, each director attended at least 75% of the total number of Board meetings and at least 75% of the meetings of each committee on which such director served.
Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meetings with management and other investor relations activities. Since very few shareholders have historically attended our annual meetings and all of our directors typically attend, we encourage but have not adopted a policy requiring the attendance of directors at the annual meeting. All of our directors attended the 2024 annual shareholders meeting.
Shareholder Communications and Outreach
We proactively interact with our shareholders and other interested parties throughout the year in a variety of forums. Among the most significant of these, we conduct regular outreach annually, ordinarily in February, to key shareholders and to shareholders that have expressed a desire for such engagement, normally in the form of telephone calls or videoconferences from a member of our Personnel and Compensation and our Corporate Governance and Nominating Committees, along with a member of our executive leadership team. Our interactions cover a broad range of governance and business topics, including strategy and execution, compensation practices, risk oversight, sustainability, culture/human capital and ESG. The exchanges we have had with shareholders provide us with a valuable understanding of our shareholders’ perspectives and meaningful opportunities to share views with them. We have outlined a brief description of our shareholder engagement efforts in 2024 below.

Heritage Commerce Corp • 2025 Proxy Statement   5

The Board and Corporate Governance
Shareholder views are communicated to the Board throughout the year at monthly Board meetings and are instrumental in the development of our governance, compensation and environmental and social policies and inform our business strategy. Below are some of the investor priorities discussed during our meetings:
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Ongoing Company performance, financial condition and credit quality

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Executive compensation disclosure

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Implementation of performance measures for equity grants and other compensation issues discussed below in the section of this proxy statement entitled “Compensation Discussion and Analysis-Shareholder Outreach”

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Assessment of our sustainability strategy and progress

6   Heritage Commerce Corp • 2025 Proxy Statement

The Board and Corporate Governance
We integrated feedback from shareholders as follows:
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Enhanced and refined our Compensation Discussion and Analysis disclosures

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Continued to implement a Long-term Performance Incentive Equity Program for management that commenced with the 2023 performance year in the form of performance-based restricted stock units that vest based on the Company’s relative Return on Average Tangible Common Equity over a three-year performance period relative to our peer group

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Established individual and differentiated goals tied to qualitative performance targets and awards under the cash incentive program

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Began implementing succession plans for our Board and executive and senior management, including recruiting a new Chief Operating Officer, Chief People & Culture Officer, and General Counsel, and continuing our search for our next Chief Financial Officer and directors

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Continued communicating with shareholders about key initiatives in Sustainability and Human Capital, including by providing a Sustainability Report which is available on our website

Our management team also commits significant time meeting with our regulators. Frequent interaction helps us learn firsthand from regulators about matters of importance to them and their expectations of us in terms of safety and soundness, compliance, community reinvestment, and other key regulatory initiatives. It also gives the Board and management a forum for keeping our regulators well informed about our performance and business practices.
Communications with the Board
Shareholders may communicate with the Board, including a committee of the Board or individual directors, by writing to the Corporate Secretary, Heritage Commerce Corp, 224 Airport Parkway, San Jose, California 95110. Each communication from a shareholder should include the following information in order to permit shareholder status to be confirmed and to provide an address to forward a response if deemed appropriate:
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The name, mailing address and telephone number of the shareholder sending the communication; and

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If the shareholder is not a record holder of our common stock, the name of the record holder of our common stock beneficially owned must be identified along with the shareholder.

Our Corporate Secretary will forward all appropriate communications to the Board or individual directors specified in the communication. Shareholders are invited, but not required, to include in their outreach letter a brief summary of the topics to be covered in the Board discussion. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a client dispute or similar issue not related to an area of Board oversight. Our policies regarding the handling of security holder communications were approved by our independent directors.
Nomination of Directors
The Company has an independent Corporate Governance and Nominating Committee. The duties of the Corporate Governance and Nominating Committee include the recommendation of candidates for election to the Company’s Board, including those nominated by shareholders.
The Corporate Governance and Nominating Committee’s minimum qualifications for a director are persons of high ethical character who have both personal and professional integrity, which is consistent with the image and values of the Company. The Corporate Governance and Nominating Committee considers some or all of the following criteria in considering candidates to serve as directors:
•
commitment to ethical conduct and personal and professional integrity as evidenced through the person’s business associations, diversity, service as a director or executive officer or other commitment to ethical conduct and personal and professional integrity as evidenced in organizations and/or education;

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objective perspective and mature judgment developed through business experiences and/or educational endeavors;

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the candidate’s ability to work with other members of the Board and management to further our goals and increase shareholder value;

Heritage Commerce Corp • 2025 Proxy Statement   7

The Board and Corporate Governance
•
the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

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demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities;

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the skills, experience and characteristics of the potential nominee in relation to the capabilities and characteristics already represented on the Board; and

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such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the SEC and The Nasdaq Stock Market.

The Corporate Governance and Nominating Committee does not have a separate policy for evaluating director candidates recommended by shareholders. Instead, the Corporate Governance and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in the Company’s Bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Corporate Governance and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with the Company’s Bylaws ensures that the Corporate Governance and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee, and time and process sufficient to afford any such nominees the appropriate level of assessment.
Section 5.14 of the Company’s Bylaws provide that any shareholder that desires to nominate a person for service on the Board must give advance written notice to the Company of an intention to nominate a director at a shareholder meeting. Notice of intention to make any nominations must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business 90 days nor earlier than the close of business 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date of the annual meeting, notice by the shareholder must be delivered not earlier than the close of business 120 days prior to such annual meeting and not later than the close of business 90 days prior to such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Company.
To be in proper written form, a shareholder’s notice to the Corporate Secretary must comply with the requirements of Section 5.14 of our Bylaws. Nominees for the Board also must meet certain qualifications set forth in Section 2.2(b) of our Bylaws, which prohibit the election as a director of any person who is a director, executive officer, branch manager or trustee for any unaffiliated commercial bank, savings bank, trust company, savings and loan association, building and loan association, industrial bank or credit union that is engaged in business in: (i) any city, town or village in which the Company or any affiliate or subsidiary thereof has offices; or (ii) any city, town or village adjacent to a city, town or village in which the Company or any affiliate or subsidiary thereof has offices.
This section constitutes only a summary of the material requirements for shareholder nominations of director candidates. Any shareholder considering a nomination must comply strictly in all respects with the requirements set forth in the bylaws and applicable law. Accordingly, readers intending to submit such a nomination should review carefully all applicable provisions of the bylaws, as well as the provisions of Securities Exchange Act Regulation 14A and of the California Corporations Code, prior to making any submittal.
Diversity Considerations for the Board of Directors
In considering diversity of the Board (in all aspects of that term) as a criteria for selecting nominees in accordance with its charter, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, high quality business and professional experience, education, skills and other individual qualities and attributes that contribute to Board diversity. The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts and industries, as well as diversity characteristics that the Committee believes tend to expand the range of perspectives and experiences that increase a candidate’s value to the Company. The Corporate Governance and Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to expand the Board’s talent pool. The Corporate Governance and Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter. Of the eight nominees for election to our Board at the Annual Meeting, 25% are women and 37.5% are women and underrepresented minorities.
Management Performance and Compensation
The Personnel and Compensation Committee annually reviews both the Chief Executive Officer’s performance, and the Chief Executive Officer’s evaluation of the management team. The Board (largely through the Personnel and Compensation Committee)

8   Heritage Commerce Corp • 2025 Proxy Statement

The Board and Corporate Governance
evaluates the compensation plans for senior management and other employees to ensure they are appropriate, competitive and properly reflect the Company’s objectives and performance.
Code of Ethics
The Board expects all directors, as well as officers and employees, to display the highest standard of ethics, consistent with the principles that have guided the Company over the years.
The Board has adopted the HCC Code of Ethics and Conduct that applies to all employees and directors and the Principal Officers / Senior Management Code of Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer, other principal financial officers, and other designated senior management personnel, to help ensure that our financial affairs are conducted honestly, ethically, accurately, objectively, consistent with generally accepted accounting principles and in compliance with applicable laws, rules and regulations. We will disclose any amendment to, or a waiver from a provision of our Code of Ethics and Conduct on our website. Both documents are available on our website at www.heritagecommercecorp.com.
Reporting Complaints/Concerns Regarding Accounting or Auditing Matters
The Board has adopted procedures for receiving and responding to complaints or concerns regarding accounting and auditing matters. These procedures were designed to provide a confidential channel of communication for employees and others who have complaints or concerns regarding accounting or auditing matters involving the Company.
Employee concerns may be communicated to a third-party service provider in a confidential or anonymous manner, which will then be forwarded by the third-party service provider to the Chairs of the Audit Committee and the Personnel and Compensation Committee of the Board. The Audit Committee Chair and the Chair of the Personnel and Compensation Committee will make a determination on the level of inquiry, investigation or disposal of the complaint. All complaints are discussed with the Company’s senior management and monitored by the Audit Committee for handling, investigation and final disposition. The Chair of the Audit Committee will report the status and disposition of all complaints to the Board. The Company maintains a strict anti-retaliation policy for all matters submitted in accordance with these procedures and for these purposes.

Heritage Commerce Corp • 2025 Proxy Statement   9

The Board and Corporate Governance
Board Committees
The Board routinely delegates primary oversight of certain matters to standing committees. These committees meet at regular intervals to attend to their particular areas of responsibility. Our Board has the following committees: Audit Committee, Personnel and Compensation Committee, Corporate Governance and Nominating Committee, Strategic Initiatives Committee, and Finance and Investment Committee. In addition, Heritage Bank of Commerce (the “Bank,” and together with the Company, “Heritage”) maintains a Loan Committee. An independent director, as defined by the applicable rules and regulations of The Nasdaq Stock Market, chairs each of these standing committees (including the Heritage Bank of Commerce’s Loan Committee). The Chair determines the agenda, the frequency and the length of the meetings and receives input from Board members.
Audit Committee Committee Chair: Julianne M. Biagini- Komas Committee members: Kamran F. Husain, Laura Roden* Marina H. Park Sutton
*Ms. Roden is not standing for reelection at the 2025 Annual Meeting.
Meetings in 2024: 11 The Audit Committee Report for 2024 appears on page 68 of this proxy statement.

Overview:
The Company has a separately designated standing Audit Committee established in accordance with Section 10A(m) of the Securities Exchange Act of 1934, as amended, and Nasdaq Rule 5605(c). The Audit Committee charter adopted by the Board sets out the responsibilities, authority and specific duties of the Audit Committee. The Audit Committee charter is available on the Company’s website at www.heritagecommercecorp.com.
The responsibilities of the Audit Committee include the following:
•
oversee our corporate accounting and financial reporting processes and the quality and integrity of our financial statements and reports, including our internal control over financial reporting and disclosure controls and procedures;

•
oversee the appointment, compensation, retention and oversight of our independent auditors, including conducting a review of their qualifications and independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ work, and reviewing and pre-approving any audit and non-audit services that may be performed by them;

•
review with management and our independent auditors the effectiveness of our internal controls over financial reporting;

•
oversee our information technology and cybersecurity programs, including but not limited to incident detection, response and reporting obligations;

•
oversee our risk management function, including without limitation cybersecurity incident response and related reporting matters;

•
approve the scope and engagement of external audit services and review significant accounting policies and adjustments recommended by the independent auditors and address any significant, unresolved disagreements between the independent auditors and management;

•
review and discuss with the independent auditor our relationships and transactions with any related parties that are significant to us, including our identification of and disclosure of related party transactions;

•
review and discuss quarterly earnings releases and financial statements included within our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K with management and the independent auditors;

•
review and discuss with management and the independent auditors any significant changes, significant deficiencies and material weaknesses regarding internal controls over financial reporting, and oversee the corrective action taken to mitigate any significant deficiencies and material weaknesses identified;

•
review with management and the independent auditors the effect of significant regulatory and accounting initiatives, changes, and pronouncements as well as significant and unique transactions and financial relationships;

•
review with the independent auditors the matters required to be discussed by Auditing Standards No. 1301, and receive and discuss with the independent auditors disclosures regarding the auditors’ independence;

•
oversee the internal audit function, including the appointment and evaluation of our Chief Audit Officer, and the audits directed under its auspices;

•
review and discuss with management our risk assessment and risk management policies, compliance with laws, and our major risk exposures and any steps by management to monitor or control such exposures; and

•
oversee and monitor the remediation of material risk management issues.

Each member of the Audit Committee meets the independence criteria as defined by applicable rules and regulations of the SEC for audit committee membership and is independent and is “financially sophisticated” as defined by the applicable rules and regulations of The Nasdaq Stock Market.

The Board has determined that Julianne M. Biagini-Komas meets the definition of “audit committee financial expert” under the applicable rules and regulations of the SEC and is “financially sophisticated” as defined by the applicable rules and regulations of The Nasdaq Stock Market. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board.

10   Heritage Commerce Corp • 2025 Proxy Statement

The Board and Corporate Governance
Personnel and Compensation Committee Committee Chair: Marina H. Park Sutton Committee members: Julianne M. Biagini- Komas Jack W. Conner Ranson W. Webster*
* Mr. Webster retired from the Board as of October 1, 2024.
Meetings in 2024: 10

Overview:
The Company has a separately designated Personnel and Compensation Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of The Nasdaq Stock Market. The Personnel and Compensation Committee has adopted a charter, which is available on the Company’s website at www.heritagecommercecorp.com.
The Personnel and Compensation Committee has the following responsibilities:
•
review and approve our total rewards philosophy and human capital strategies, based in part upon industry compensation practices and our relative compensation positioning;

•
evaluate, review, and determine the types and amounts of compensation for the Company’s executive officers;

•
oversee a periodic risk assessment of the Company’s compensation programs to determine whether such programs are reasonably likely to encourage the taking of unusual or imprudent risk ;

•
establish and measure compliance with Company goals and objectives relevant to executive officer compensation;

•
review director compensation programs, plans and awards;

•
oversee the Company’s employee benefits and equity compensation plans and programs, including management incentive plans and retirement plans;

•
administer the Company’s Incentive Compensation Recovery Policy, including determining events giving rise to the interpretation of the policy, amounts to be recovered and the timing and method of recovery;

•
oversee the development, implementation, and effectiveness of the Company’s human capital management function and succession planning processes;

•
review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals, and determine and recommend for Board approval compensation based on such performance; and

•
review and approve the Compensation Discussion and Analysis and Pay-for-Performance disclosures included in our proxy statement.

Corporate Governance and Nominating Committee Committee Chair: Ranson W. Webster* Jason DiNapoli**

* Mr. Webster retired from the Board as of October 1, 2024.
** Mr. DiNapoli served as a committee member and was appointed Chair subsequent to Mr. Webster’s departure.
Committee members:
Marina H. Park Sutton
Jack W. Conner
Bruce Cabral***
*** Mr. Cabral joined the committee on October 1, 2024
Meetings in 2024: 7

Overview:
The Company has a separately designated Corporate Governance and Nominating Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of The Nasdaq Stock Market. The Corporate Governance and Nominating Committee have adopted a charter, which is available on the Company’s website at www.heritagecommercecorp.com.
The purposes of the Corporate Governance and Nominating Committee include the following responsibilities:
•
establish, monitor, oversee the operation of, and propose revisions or amendments to the Company’s policies regarding matters of corporate governance, corporate ethics and business conduct;

•
assess conflicts of interests involving directors or executive management;

•
identify and review candidates for the Board and recommend to the full Board candidates for nomination and election to the Board or for appointment by the Board to fill a vacancy;

•
recommend director appointments to Board committees;

•
review shareholder nominations and shareholder proposals to amend the Company’s bylaws, and propose responses;

•
conduct annual evaluations of each director and of the Board as a whole;

•
work with our Chief Executive Officer to review and approve management’s recommendations regarding management succession policies; and

•
provide oversight of practices on sustainability matters.

Heritage Commerce Corp • 2025 Proxy Statement   11

The Board and Corporate Governance

Strategic
Initiatives
Committee
Committee Chair:
Kamran F. Husain
Committee members:
Jack W. Conner
Robertson Clay Jones
Ranson W. Webster*
* Mr. Webster retired from the Board as of October 1, 2024.
Meetings in 2024: 5

Overview:
The principal duties of the Strategic Initiatives Committee are to provide oversight and guidance to senior management regarding the strategic direction of the Company, including development of an overall strategic business plan.

Finance and Investment Committee
Committee Chair: Laura Roden*
*Ms. Roden is not standing for reelection at the 2025 Annual Meeting.
Committee members: Bruce H. Cabral Jason DiNapoli Stephen G. Heitel Robertson Clay Jones Meetings in 2024: 8

Overview:
The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity, asset-liability management, and supervision of the Company’s investments. The Committee also oversees and reviews internal financial reports including annual forecasts and budgets, and stress test analysis prepared by management.

Heritage Bank of Commerce Loan Committee Committee Chair: Bruce H. Cabral Committee members: Jason DiNapoli Stephen G. Heitel Robertson Clay Jones Meetings in 2024: 20
Overview: The Heritage Bank of Commerce Loan Committee is responsible for the approval and supervision of loans and the development of the Company’s loan policies and procedures.

Transactions with Management
Some of the Company’s directors and executive officers, as well as other related persons (as defined under “Policies and Procedures for Approving Related Party Transactions” below), are clients of, and have banking transactions with, the Company’s subsidiary, Heritage Bank of Commerce, in the ordinary course of business, and Heritage Bank of Commerce expects to have such ordinary banking transactions with these persons in the future. In the opinion of the management of the Company and Heritage Bank of

12   Heritage Commerce Corp • 2025 Proxy Statement

The Board and Corporate Governance
Commerce, any loans and commitments to lend included in such transactions would be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors, officers and related persons must comply with Heritage Bank of Commerce’s lending policies and statutory lending limits. In addition, prior approval of the Board is required for all loans advanced to directors and executive officers. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act.
Policies and Procedures for Approving Related Party Transactions
The Board has adopted a written Statement of Policy with Respect to Related Party Transactions. Under this policy, any “related party transaction” may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party. For purposes of this policy, a “related person” means: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner, principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
A “related party transaction” is a transaction in which the Company or any of its subsidiaries is a participant and in which a related person had or will have a direct or indirect interest, other than transactions involving: (i) less than $5,000 when aggregated with all similar transactions; (ii) customary bank deposits and accounts (including certificates of deposit); and (iii) loans and commitments to lend included in such transactions that are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features to the Company.
A related party who has a position or relationship with a firm, corporation, or other entity that engaged in a transaction with the Company shall not be deemed to have an indirect material interest within the meaning of this policy where the interest in the transaction arises only: (i) from such related party’s position as a director of another corporation or organization that is party to the transaction; (ii) from the direct or indirect ownership by the related party of less than a 10% equity interest in another person (other than a partnership) which is a party to the transaction; or (iii) from the related party’s position as a limited partner in a partnership in which the related party has an interest of less than 10%, and the related party is not a general partner of and does not hold another position in the partnership.
The Board has determined that the Audit Committee is best suited to review and approve related party transactions. The Audit Committee considers all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable solutions or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Audit Committee determines in good faith. The Audit Committee conveys its decision to the Chief Executive Officer, who conveys the decision to the appropriate persons within the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. They are required by SEC rules and regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with during the year ended December 31, 2024.

Heritage Commerce Corp • 2025 Proxy Statement   13

The Board and Corporate Governance
Role of Compensation Consultant
Beginning in 2022, the Personnel and Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant in to advise the Personnel and Compensation Committee on executive compensation matters.
The Personnel and Compensation Committee has the authority to obtain assistance and advice from advisors for evaluating compensation matters. The Personnel and Compensation Committee uses advisors to obtain candid and direct advice independent of management, and takes steps to satisfy this objective. First, in evaluating firms to potentially provide advisory services to the Personnel and Compensation Committee, the Personnel and Compensation Committee considers whether the firm provides or has recently provided any other services to the Company or its affiliates. In addition, while members of management may assist the Personnel and Compensation Committee in the search for advisors, the Personnel and Compensation Committee ultimately and in its sole discretion makes the decision to hire or engage a consultant and provides direction as to the scope of work to be conducted. The Chair of the Personnel and Compensation Committee has evaluated the relationship of the compensation consultant with both the Company and the Personnel and Compensation Committee, including the nature and amount of work performed for the Personnel and Compensation Committee during 2024. The Personnel and Compensation Committee retained Meridian to provide independent advice regarding existing compensation programs for directors and executive officers.

14   Heritage Commerce Corp • 2025 Proxy Statement

Director Compensation
In order to attract and retain qualified directors, our practice is to set non-employee director compensation within a competitive range of pay at comparable companies. We engage our independent compensation consultant, Meridian, from time to time to present a benchmarking analysis using the same peer group used to assess executive compensation levels. In setting director compensation for 2024, the Committee relied on an analysis prepared for us by Meridian for 2023 based on the Company’s performance and goals, the Committee recommended, and the Board determined, to keep director compensation at 2023 levels.
The following tables set forth compensation information for the fiscal year ended December 31, 2024, for the Company’s non-employee directors. Each of our directors also serves as a director of our wholly owned subsidiary, Heritage Bank of Commerce. Mr. Jones, our President and Chief Executive Officer whose term as a director started September 15, 2022, does not receive any additional compensation for serving as a director of the Company or the Bank.
Cash Compensation
For 2024, the Personnel and Compensation Committee recommended and the Board approved an annual retainer fee of $50,000 for each director, except for the Chair of the Board, whose cash retainer was $85,000, in recognition of the Chair’s additional responsibilities. In addition to the $50,000 annual retainer fee, our Vice Chair, Julianne Biagini-Komas, who assumed the Vice Chair role upon Mr. Webster’s retirement on October 1, 2024, received an additional $12,500 cash retainer adjusted pro-rata for the portion of the year she served in that position, in recognition of additional responsibilities. In addition, the chair of each standing committee of the Board received an additional $8,000 per year, except for the Chair of the Audit Committee, who received an additional $15,000, the Chair of the Finance and Investment Committee, who received $12,000, and the Chair of the Heritage Bank of Commerce Loan Committee, who received $10,000. Board members are not paid separate fees for attending Board or committee meetings.
Restricted Stock Awards
The Personnel and Compensation Committee also has adopted a policy to grant directors restricted stock on an annual basis in an amount equal to the directors’ base cash compensation and including additional compensation for the Chair and Vice Chair leadership roles. These awards are generally granted as of March 8th of the year following the year of service, with the value of the award based on the closing stock price on the preceding trading day. The awards are subject to one year “cliff” vesting and prorated for partial years of service (except that Mr. Webster’s vesting for his 2024 awards was accelerated upon his retirement). Based on this policy the Personnel and Compensation Committee reviewed the compensation consultant report and recommended and the Board approved awards of restricted stock with an economic value on the date of grant as follows:
Board Chair	$85,000
Board Vice Chair*	$62,500
Board members (non-chair)	$50,000

*
Board Vice Chair compensation beginning on October 1, 2024.

Heritage Commerce Corp • 2025 Proxy Statement   15

Director Compensation
The following table summarizes the compensation of non-employee directors for the year ended December 31, 2024, with stock awards depicted based on the value on the award date March 8, 2024:
Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c)(1)	Options Awards (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)(2)	All Other Compensation (g)(3)	Total (h)
Julianne M. Biagini-Komas	$65,000	$49,998	—	—	—	$3,174	$118,172
Bruce H. Cabral	$60,000	$49,998	—	—	—	$3,174	$113,172
Jack W. Conner	$85,000	$84,993	—	—	—	$7,010	$177,003
Jason DiNapoli	$52,000	$49,998	—	—	—	$3,174	$105,172
Stephen G. Heitel	$50,000	$49,998	—	—	—	$3,174	$103,172
Kamran F. Husain	$58,000	$49,998	—	—	—	$3,174	$111,172
Laura Roden	$62,000	$49,998	—	—	—	$3,174	$115,172
Marina H. Park Sutton	$58,000	$49,998	—	—	—	$3,174	$111,172
Ranson W. Webster(4)	$48,333	$49,998	—	—	$1,700	$8,683	$108,714
(1)
The amounts shown in column (c) reflect the applicable full grant date value for stock awards in accordance with ASC 718 (excluding the effect of forfeitures). See Note 12 to the Company’s consolidated financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2025.

(2)
The amounts shown in column (f) represent only the aggregate change in the actuarial present value of the accumulated benefit measured from December 31, 2023 to December 31, 2024, under the respective director compensation benefits agreements. The amounts in column (f) were determined using interest rate and mortality rate assumptions, consistent with those used in the Company’s consolidated financial statements, and include amounts which the named director may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 12 to the Company’s consolidated financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2025.

(3)
The amounts shown reflect (i) $3,174 in cash dividends on unvested restricted stock awards for each director, except $5,395 for Jack W. Conner and $2,408 for Ranson W. Webster, and (ii) an annual income of $1,615 and $1,019 imputed to each Jack W. Conner and Ranson W. Webster, respectively, in connection with Company owned split dollar life insurance policies for which the Company has fully paid the applicable premiums.

(4)
Amounts reflect Mr. Webster’s service on the Board until his retirement from the Board as of October 1, 2024, including in column (g) $5,256 paid under the SERP in fiscal year 2024. The amounts paid under the SERP have previously been accrued and did not result in the incurrence of additional expense.

Director Outstanding Stock Options and Stock Awards
Each of the non-employee directors owned the following stock options and stock awards as of December 31, 2024:
Director	Stock Options(1)	Stock Awards
Julianne M. Biagini-Komas	—	5,889
Bruce H. Cabral(1)	7,410	5,889
Jack W. Conner	—	10,011
Jason DiNapoli	—	5,889
Stephen G. Heitel(1)	30,875	5,889
Kamran F. Husain	—	5,889
Laura Roden	—	5,889
Marina H. Park Sutton(1)	12,350	5,889
Ranson W. Webster(2)	—	—
(1)
The stock options were granted by Presidio Bank prior to its acquisition by the Company and were assumed by the Company in connection with the acquisition.

(2)
Mr. Webster retired from the Board as of October 1, 2024. His restricted stock award vesting was accelerated in 2024.

Director Compensation Benefits Agreement
Prior to 2007, the Company entered into individual director compensation benefits agreements with each of its then directors. These agreements were amended and restated in December 2008 (“Benefit Agreements”), and following the retirement of Ranson W. Webster effective October 1, 2024, the only remaining agreement pending for directors is to Chair of the Board Jack Conner. The Benefit Agreement provides an annual benefit equal to a designated applicable percentage of $1,000 times each year served as a director, up to a maximum of 20 years and subject to a 2% increase each year from the date of the commencement of payments. Payments of benefits will be made in equal monthly payments on the first day of each month, commencing on the first day of the

16   Heritage Commerce Corp • 2025 Proxy Statement

Director Compensation
month following the month in which the director separates from service on the Board and continuing until the director’s death (unless the joint survivor option is elected). The Benefit Agreement terminates at any time a director is removed from the Board for cause.
Company-owned split dollar life insurance policies support the Company’s obligations under the Benefit Agreements. The premiums on the policies are paid by the Company. The cash value accrued on the policies supports the payment of the supplemental benefits for each participant. In the case of death of the participant, the participant’s designated beneficiaries will receive 80% of the net at risk insurance (which means the amount of the death benefit in excess of the cash value of the policy).
The following table shows the present value of the accumulated benefit payable to each director who has a director compensation benefit agreement, including the number of service years credited to each director under the Benefit Agreements at December 31, 2024:
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(c)	Present Value of Accumulated Benefit(1)(2) ($)(d)	Payments During Last Fiscal Year ($)(e)
Jack W. Conner	Heritage Commerce Corp SERP	21	$103,500	—
Ranson W. Webster(3)	Heritage Commerce Corp SERP	21	$164,400	$5,256
(1)
The amounts in column (d) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the director may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2025.

(2)
Each participant is fully vested.

(3)
Mr. Webster retired from the Board as of October 1, 2024.

Heritage Commerce Corp • 2025 Proxy Statement   17

Commitment to Sustainability
We believe the Company’s wholly-owned operating subsidiary, Heritage Bank of Commerce, is recognized by the business community as the business bank of choice in our markets and an employer of choice where everyone has the opportunity to thrive. The Company employs trusted values of relationship and customer-focused community business banking, and combines them with competitive technology, to provide solutions for the banking needs of businesses, professional organizations, non-profits and community groups, and their team members. Founded in 1994, we are now a $5.6 billion premier community business bank based in the heart of Silicon Valley. With 17 offices across the Bay Area, we are committed to building long-term relationships with our clients and communities.
At Heritage Bank of Commerce, we are dedicated to helping each client make their vision a reality. Our experienced market leaders live and work in the communities they serve, making all their decisions local ones. Since formally launching our sustainability program in 2021, we have continued to build upon and improve our long-standing corporate responsibility commitment. Our executive leadership and our Board, recognizing the importance of these responsibilities, established an internal cross-functional team in 2022 tasked with driving additional progress in the initiatives that promote sustainability and further transparency. In 2023 and 2024, we further aligned our sustainability strategy with our broader vision, focusing on what truly sets us apart—resilient, enduring relationships and a continued focus on strong risk management. We remain committed to making informed decisions based on the best interests of Heritage and its stakeholders.
Sustainability Oversight
Our Board ultimately oversees the management of sustainability-related matters. Much of this work is done through the Board’s committees. In particular, the Corporate Governance and Nominating Committee provides oversight of Heritage’s practices on sustainability matters. This Committee oversees the management team as they lead the Company’s efforts to integrate sustainability into day-to-day operations. Against this backdrop, the Company has emphasized that our sustainability pillars include: (1) Environmental Responsibility; (2) Our People; (3) Our Community; and (4) Governance:
THE FOUR TENETS OF OUR SUSTAINABILITY STRATEGY ARE:
Our four pillars arose after reviewing an interrelated set of sustainability standards, in line with best practices. This integrated approach to sustainability facilitated recognition of several sustainability priorities, which we discuss in our annual Sustainability Reports. In preparation for our 2024 Sustainability Report, we retained a third party to again update our priority-assessment. The 2024 Sustainability Report aligns to the Sustainability Accounting Standard Board taxonomy.
18   Heritage Commerce Corp • 2025 Proxy Statement

Commitment to Sustainability
Environmental Responsibility
We strive to create a more environmentally sustainable future for all, with a goal to reduce our impact on the environment and promote environmentally friendly projects and practices. We are committed to addressing environmental risks throughout our business. By focusing on environmental responsibility, we believe we can reduce costs and improve the long-term sustainability of our operations. Highlights of our environmental efforts and accomplishments include:
IN 2024, WE:
Encouraged environmentally friendly work practices by supporting the recycling of plastic, glass, and paper.	Collected data on client business location and collateral related to physical risks, such as wildfire, drought, flood and rising sea levels.
Continued the use of e-records and e-signing technology including utilizing digital solutions such as mobile/online banking, e-Statements, electronic bill pay and remote deposit capture.
We are committed to making the necessary investments in systems and technology to ensure compliance and to meet or exceed these standards. Currently, 61.5% of our total office space, including our headquarters building, is Leadership in Energy and Environmental Design (“LEED”) certified. The certification, awarded by the U.S. Green Building Council, is based on the properties’ use of sustainable materials, water and energy efficiency, indoor environmental quality, location and transportation, and overall innovation. We continue to evaluate green equipment for office use such as Energy-Star® appliances, motion detector lighting, as well as high-efficiency HVAC units. Over 72% of our total office space utilizes LED lighting.
We routinely integrate information on environmental factors into credit analyses. We have always innately incorporated environmental issues into our credit decisions, such as monitoring areas prone to increased risk from natural disasters. Recently, our working group started to evaluate other environmental considerations as part of our broader commitment to identifying risk. After review, we determined that we would initiate data gathering on wildfire, drought, flood, and rising sea levels as it relates to our clients and their loan collateral.
LED LIGHTING IN OVER
72%
TOTAL OFFICE SPACE
LEED CERTIFICATION FOR
61.5%
TOTAL OFFICE SPACE

Heritage Commerce Corp • 2025 Proxy Statement   19

Commitment to Sustainability
Our People
We believe Heritage Bank of Commerce has long been a leader in the business community and strives to be the business bank of choice in our markets. We strive to hire, develop and promote a workforce that shares our mission and values, while cultivating teamwork. To foster these goals and to attract and retain quality employees, we aim to ensure an inclusive, safe and healthy workplace, and we provide our employees with competitive and comprehensive compensation, professional development opportunities along with robust health and wellness programs.
Engaging Our Workforce
We believe that our greatest differentiator is not our physical or financial assets; instead, it is our people. Our foundation is built on caring for our nearly 400 employees. Our commitment starts with our goal of attracting, developing, and retaining a workforce with different backgrounds, knowledge, skills, and experiences. We endeavor to hire the best possible talent for our Company, and this is set against the backdrop of providing opportunities in recruiting, compensation, performance, and promotion decisions based on merit, without discriminating on the basis of gender, gender identity, sexual orientation, age, family status, ethnic origin, nationality, disability, religious belief, and any other characteristics that are legally protected.
In 2024, we had 357 full-time equivalent team members (inclusive of 10 part-time team members) with an average tenure of 8.2 years. Our turnover rate was 17%, which was a 4% increase from the prior year, and of those, 25% were due to retirement, health reasons, or relocation out of our service footprint. We are proud to share that our workforce is multifaceted representing an array of experiences and perspectives. In 2024, females accounted for 51% of all new hires, while racially and/or ethnically diverse individuals accounted for 63% of all new hires.
In 2024, we furthered our commitment to our people to ensure each employee could do their best work. Some highlights include:
•
Quarterly all-hands meetings to share business and initiative updates.

•
Implementing training to mitigate unconscious bias—establishing methods to notice when and how it occurs—and to identify effective solutions available to all employees to remedy this dynamic.

•
Increasing efforts around our Culture Ambassador Group (akin to employee resource groups for larger organizations). Culture Ambassadors serve an important role to help shape enterprise initiatives such as creation of corporate values, promoting awareness of various cultures, as well as provide timely and ongoing feedback to the employee-driven Steering Committee.

•
Continuing to provide Company-wide listening sessions to solicit feedback and enhance engagement.

Our Culture
Teamwork is promoted and celebrated through various recognition programs. We have continued our “Core Values Champions” recognition program, which recognizes individuals who demonstrate our Core Values through their work and interactions. Throughout the year, employees are encouraged to nominate colleagues who go above and beyond their regular duties in showcasing one or more of our core values. The CEO highlights broadly shares Core Value Champions’ stories, celebrating their exemplary accomplishments and contributions.
We continued developing our managers through our Leadership Essentials Workshop series with modules consisting of (1) Recruiting and Hiring and Retaining Top Talent; (2) Leveraging Individual and Team Strengths; (3) Talent Development, Performance Management and Effective Coaching; (4) Handling Employee Relations Matters, Decision Making and Accountability; and (5) Communicating Effectively and Inspiring Positive Change. We conduct regular talent assessments along with individual performance reviews in which managers provide regular feedback and coaching to assist with the development of our people, including the use of individual development plans to assist with career development.
Our Company’s Code of Ethics and Conduct Policy provides specificity to members of our board of directors and employees across various topics, such as workplace safety, protection of client and employee information, conflict of interest guidelines, anti-retaliation policy, and procedures for reporting concerns. Senior leadership employees are subject to a more restrictive Executive and Principal Financial Officer Code of Ethics, as well.
We continually promote a speak-up, open-door culture, so our workplace feels welcoming and safe. We take all complaints seriously and promptly investigate concerns. Employees have the ability to report concerns through a variety of channels including their

20   Heritage Commerce Corp • 2025 Proxy Statement

Commitment to Sustainability
immediate manager, any leader at the company, Human Resources or through our external anonymous complaints telephone hotline and/or intranet site. We have a zero tolerance, non-retaliation policy.
Human Capital Management
We have begun to transform and modernize our culture and talent management function by implementing a Human Capital Management technology platform to enable leaders to better attract, develop and manage talent. These practices include developing standards for setting goals, performance evaluations, succession planning, and learning and development. We are committed to pay equity and regularly review our compensation model to ensure fair and inclusive pay practices across our business.
We are dedicated to recruiting, nurturing, advancing and retaining a workforce that embraces and cultivates a culture of excellence, teamwork, customer focus, inclusivity, belonging and accountability. To foster these goals and to attract and retain quality employees, we aim to ensure an inclusive, safe, and healthy workplace, and to provide our employees with training and development, and competitive and comprehensive health and wellness offerings.
Throughout the year, employees are offered a variety of opportunities to participate in learning and education programs such as attending internal and external seminars/workshops, on-line training courses, panel discussions and trade group conferences to enrich one’s own development. Additionally, we offer a generous tuition reimbursement to support employees’ desire to pursue higher education degrees. Employees also can earn industry related and/or role related professional certifications, and our Company reimburses for classes, materials, test fees, and ongoing required education costs. Each year, we also offer certain identified leaders an opportunity to attend Pacific Coast Banking School as part of their career development plan.
The health, safety and well-being of our employees is paramount, and our success is fundamentally connected with the well-being of our people. To ensure the health and well-being of our team members, we aim to provide a robust health and wellness package.
Various Benefits include:
•
Medical, dental and vision benefits for employee, spouse and dependents

•
Health savings accounts and health reimbursement accounts

•
401(k) retirement savings program with matching contributions

•
Generous paid time off policy

•
Flexible spending accounts for both healthcare and dependent care

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Life insurance and short- and long- term disability insurance

•
Access to wellness programs and counseling sessions through our Team Member Assistance Program, including a recent increase from 3 to 5 counseling sessions

•
The package also includes various wellness programs, including a monthly fitness stipend, tuition reimbursement, and paid time off for volunteer initiatives

We are committed to pay equity and regularly review our compensation model to ensure fair pay practices across our business, while also avoiding pay practices that would incentivize inappropriate or unnecessary risk-taking with the Company’s assets. The Personnel and Compensation Committee reviews the Chief Executive Officer’s performance annually and also reviews and approves the Chief Executive Officer’s evaluation of the management team on an annual basis. The Board (largely through the Personnel and Compensation Committee) evaluates the compensation plans for senior management and other employees to ensure they are appropriate, competitive and properly reflect the Company’s objectives.
Our dedicated health and safety function ensures that employees are trained on best practices to create a safe and healthy workplace for all. Members of our People & Culture department annually review benefit offerings to ensure the wellbeing of our people and their families.

Heritage Commerce Corp • 2025 Proxy Statement   21

Commitment to Sustainability
Our Community
Since our inception in 1994, we have been deeply committed to building relationships and making a difference in our local communities. Investing in people, neighborhoods and local businesses is part of our mission. We are extremely grateful for the efforts of so many local nonprofit organizations and are proud of our long-standing history of supporting these organizations. In 2024, Heritage was proud to receive an overall CRA rating of “Satisfactory” demonstrating our commitment to the communities we serve.
We focus our philanthropic giving on initiatives that promote community and economic development, affordable housing, asset building, financial education, and youth programs, as well as those that support human service organizations with programs that assist low and moderate income or minority individuals. In addition, we donated over $800,000 to over 300 nonprofit organizations while serving on over 55 nonprofit boards of directors. We are perennially named a Top Corporate Philanthropist by both the Silicon Valley Business Journal and San Francisco Business Times, which recognizes for-profit companies that make contributions to charitable organizations in the San Francisco Bay Area. We also invest in our local communities through the unwavering commitment of our employees as they volunteered over 2,100 hours.
Community engagement highlights include:
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Supporting strong employee participation in volunteer events with the help and encouragement of the Heritage Hearts ambassadors.

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Leading internal drives to support Family Giving Tree’s Holiday Wish drive, collecting over 350 physical gifts in addition to money raised in our virtual drive for gifts to be purchased.

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Organizing and hosting an Entrepreneurship Workshop for Rudsdale High School students and volunteering at their student Career Symposiums.

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Supporting nonprofits through event sponsorships.

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Offering financial literacy classes, career resources, staff support and other annual donations to local students including low income.

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Maintaining our long-time support of Catholic Charities of Santa Clara County whose mission is to alleviate the conditions of chronic poverty, reduce the effects of situational poverty, and prevent the cycle of generational poverty.

Governance
As a publicly-traded community financial institution, it is incumbent upon us to assure that we operate in a manner that is both consistent with our sustainability initiative and supportive of our communities. Our Board and senior leadership actively support and promote sound corporate governance and prudent risk management across the Company. This culture of accountability, integrity and transparency affirms our unwavering commitment to building sustainable value. We conduct our business in a fair, ethical and responsible manner to earn and maintain the trust of our stakeholders. Our corporate governance policies and practices include self-evaluations of the Board and its committees, as well as continuing director education.
Our Principal Officers/Senior Management Code of Ethics is available on our website and, in conjunction with other Company and Board policies, communicates our values and expectations for our directors, officers and team members. These policies are reviewed periodically by our Board. Our Board of Directors is comprised of a majority of independent directors as defined by the NASDAQ listing standards and our Charter for the Corporate Governance and Nominating Committee. Our Board maintains fully independent Audit, Personnel and Compensation and Corporate Governance and Nominating committees, and each has an independent chair.
The Corporate Governance and Nominating Committee is engaged in an ongoing recruitment process designed to build a strong pipeline of prospective directors for the near and long term. Of the 8 nominees for election to our Board at the 2025 Annual Meeting, 25% are women and at least 37.5% are women and underrepresented minorities. It has long been the practice of the Company to separate the roles of Chief Executive Officer and Chair of the Board. This approach is designed to allow the Board to choose the leadership structure that will best serve the interests of our shareholders.

22   Heritage Commerce Corp • 2025 Proxy Statement

Commitment to Sustainability
The Board has ultimate authority and responsibility for overseeing the Company’s risk management arising out of its operations and business strategy. This includes overseeing the Company’s enterprise-wide risk management framework, which establishes the Company’s overall risk appetite and risk management strategy and enables senior management to understand, manage and report on the risks faced by the Company.
The Board monitors, regularly reviews and reacts to material enterprise risks identified by management. The Board receives specific reports from senior management with oversight responsibility for particular risks within the Company. These reports include strategic, operational, execution, financial, investment, credit, liquidity, interest rate, capital, technology, cyber security, legal and regulatory compliance and reputation risks, and the Company’s degree of exposure to those risks. The Board is also heavily engaged, through the Audit Committee, in the oversight of cybersecurity incident detection and response, including the related disclosure and notification requirements.
Heritage implements what we believe are effective risk management programs to ensure compliance with applicable laws and regulations governing ethical business practices. We maintain a publicly available Employee Complaint and Whistleblower Policy monitored by an independent third party to receive notice of financial irregularities, breaches of internal controls, conflicts of interest, and fraud. The Company is subject to rigorous controls and audits. Our risk management teams ensure compliance with applicable laws and regulations and coordinate with subject-matter experts (“SMEs”) throughout the business to identify, monitor, and mitigate material risks. Management provides mandatory ongoing team member and director training on a variety of topics including, but not limited to, the areas of Cybersecurity, Fair Lending, Fraud and Anti-Money Laundering (“AML”), which includes recognizing and reporting unusual or suspicious activity.
We have strategically integrated cybersecurity risk management into our broader risk management framework to promote a company-wide culture of cybersecurity risk management. We enhanced our cybersecurity expertise by adding, in 2023, a Chief Information Security Officer (CISO) and strengthening our response and disclosure policies in 2024 to assure the timely and appropriate detection of cybersecurity incidents. Our cybersecurity program provides what we believe is an effective level of protection of client information and our operating systems while also promoting the timely detection of, and defense against, cyberattacks and other unauthorized access to our information technology systems. We use industry leading tools to help protect stakeholders against cybercriminals.
We also leverage the latest encryption practices and cyber technologies on our systems, devices, and third-party connections and further review third party encryption to ensure proper information security safeguards are maintained. Our employees are responsible for complying with our cybersecurity standards and complete training to understand the behaviors and technical requirements to keep information secure.
In order to accomplish our cybersecurity goals, we invest in up-to-date information security and monitoring controls, which we believe provide the best mechanism to mitigate cybersecurity risks and threats. We maintain an Artificial Intelligence (“AI”) Policy that provides guidelines for usage of AI. In order to further mitigate our cybersecurity risks, our Chief Information Security Officer, who reports directly to the Chief Operating Officer and who reports regularly to our Board’s Audit Committee, oversees certain policies and procedures that are intended to guard against, detect, and respond to potential breaches of our IT systems.
We routinely engage with our stakeholders to better understand their views on sustainability matters, carefully considering the feedback we receive and acting when appropriate. Heritage is committed to being transparent about our approach to and performance on sustainability topics. We publish a Sustainability Report, which provides information on how we are addressing the sustainability-related matters that we and our stakeholders view as important to our business. For more information on our sustainability program or policies, please visit: www.heritagecommercecorp.com.

Heritage Commerce Corp • 2025 Proxy Statement   23

Our Executive Officers
The Board has designated the following individuals as executive officers of the Company and/or Heritage Bank of Commerce. Set forth below is certain information with respect to the executive officers:
Name	Position
Robertson Clay Jones	President and Chief Executive Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Thomas A. Sa	Executive Vice President, Chief Operating Officer and Interim Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Susan S. Just	Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce
Janisha Sabnani	Executive Vice President and General Counsel of Heritage Commerce Corp and Heritage Bank of Commerce
Chris Edmonds-Waters	Executive Vice President and Chief People and Culture Officer of Heritage Bank of Commerce
Deborah K. Reuter	Executive Vice President, Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce
Glen E. Shu	Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding
Dustin M. Warford	Executive Vice President, Chief Banking Officer of Heritage Bank of Commerce
Biographical information for Robertson Clay Jones is found under “Proposal 1—Election of Directors.”
Thomas A. Sa, age 63, has served as Executive Vice President, Chief Operating Officer of Heritage Commerce Corp and Heritage Bank of Commerce since September 2024. In November 2024, he was appointed as Interim Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce. Mr. Sa served most recently as President, Chief Operating Officer and Chief Financial Officer at California BanCorp and its subsidiary, California Bank of Commerce, a position he had held from May 2019 until July 2024, when that company completed a merger of equals with Southern California Bancorp. Mr. Sa continued in a transitional role with the surviving company until September 2024. Mr. Sa had previously served in various executive positions, including Chief Risk Officer, with Western Alliance Bancorp and Chief Financial Officer of Bridge Capital Holdings and its subsidiary Bridge Bank, N.A. Mr. Sa also served as a director of Bridge Capital Holdings and Bridge Bank. He began his career as a CPA with Deloitte & Touche, specializing in financial institutions and technology companies in Silicon Valley. Mr. Sa holds a Bachelor of Science in Business Administration and Accounting from Humboldt State University and is a licensed CPA in California.
Susan S. Just, age 59 has served as Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce since September 2023. Prior to joining Heritage Bank of Commerce, Ms. Just served as Executive Vice President and Chief Credit Officer of Santa Cruz County Bank from July 2021 until September 2023. Prior to that she served as a consultant to Salo LLC and Noumena Partners, Inc. from October 2018 until July 2021. Ms. Just has also previously served in senior credit administration roles at J.P. Morgan Chase, First Chicago Bank & Trust, Northern Trust Bank and TCF Bank. Ms. Just holds a Bachelor of Business Administration from Loyola University of Chicago and a Master of Business Administration from Kellogg School of Management at Northwestern University.
Janisha Sabnani, age 42, has served as Executive Vice President and General Counsel of Heritage Commerce Corp and Heritage Bank of Commerce since February 2025. Prior to her time at Heritage, Ms. Sabnani served in a progression of roles, since July 2014, at First Republic Bank, culminating as Senior Vice President, Deputy General Counsel and Assistant Secretary from March 2018 until First Republic’s acquisition by JPMorgan Chase (“JPMC”) in May 2023. From that acquisition until her departure from JPMC, she served as a leader assisting with the integration of First Republic Bank into JPMC. Ms. Sabnani also spent several years in private practice as a corporate attorney at Skadden, Arps, Slate, Meagher & Flom, LLP. She currently serves in a variety of advisory and board roles in Northern California, including with The BASIC Fund. Ms. Sabnani comes to us with more than 15 years of experience in the financial services industry and private practice. Ms. Sabnani holds a J.D. from the New York University School of Law, an M.B.A. from the New York University Leonard N. Stern School of Business, and a B.A. in Political Science and Mass Communications from the University of California, Berkeley.
24   Heritage Commerce Corp • 2025 Proxy Statement

Our Executive Officers
Chris Edmonds-Waters, age 62, joined Heritage Bank of Commerce in April 2024 serving as the Executive Vice President, Chief People and Culture Officer. Mr. Edmonds-Waters joined Heritage Bank of Commerce after having led the human resources function at Silicon Valley Financial Group, Inc., the parent company of Silicon Valley Bank (“SVB”), where he began in 2003, increasing his responsibilities over time. Of note, during Mr. Edmonds-Waters’ tenure, as Chief Human Resources Officer from 2006 to 2023, he played a key role in preparing the workforce-and the company as a whole-for expansion into new off-shore markets and new product lines. He accomplished this through partnering with the Chief Executive Officer and executive team in establishing a culture known for its strong values and the belief that in order to support their clients, SVB needed to first support their employees. Prior to SVB, Chris honed his expertise through various Human Resources Director positions at Charles Schwab & Co., Inc. Mr. Edmonds-Waters holds a Master of Arts in Human Resources & Organization Development from the University of San Francisco, complemented by a Bachelor of Arts in Intercultural Communication and a Spanish Minor from Arizona State University.
Deborah K. Reuter, age 71, has served as Executive Vice President, Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce since April 2014. She was appointed Corporate Secretary in January 2010. Ms. Reuter joined Heritage Bank of Commerce in June 1994, as Vice President/Loan Support Services Manager. She formerly served with several independent community banks in the San Francisco Bay Area including Cupertino National Bank. Ms. Reuter is a graduate of the ABA National Compliance School and a Certified Regulatory Compliance Manager.
Glen E. Shu, age 56, has served as Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding since October 2019. As President of Heritage Bank of Commerce’s Specialty Finance Group, he has led the factoring, asset-based lending, Small Business Administration and Homeowners Associations business units. Prior to that, Mr. Shu served as Executive Vice President of underwriting and operations for the factoring division of Bay View Commercial Finance Group, a division of Bay View Bank. A graduate of San Jose State University with a Bachelor of Science degree in Finance, he has spent more than 30 years in the financial services industry including various roles with KBK Financial and Concord Growth Corporation from 1992 to 1998.
Dustin M. Warford, age 45, has served as the Executive Vice President, Chief Banking Officer since June 2022. He joined Heritage Bank of Commerce in 2006, starting in Commercial and Private Banking. In 2012, he was chosen to lead the Real Estate Industries Division and Peninsula market, where he was consistently a key contributor to the Bank’s growth and success. He earned a Bachelor of Science degree in Finance and an MBA in Finance from Santa Clara University and is also a graduate of The Pacific Coast Banking School. Over the years, he has stayed connected to his community by serving on numerous boards and finance committees, including 19 for Life, The Bronco Bench Foundation, San Jose Sports Hall of Fame and Sacred Heart Nativity School.

Heritage Commerce Corp • 2025 Proxy Statement   25

Proposal 1—Election of Directors
The Bylaws of the Company currently provide that the number of directors shall not be less than 9 nor more than 15, with the Board having the authority to fix the number within that range. The Board is currently comprised of 9 directors. In anticipation of the matter set forth in Proposal 2—Approval of an Amendment to the Company’s Bylaws, the board is currently nominating 8 directors. Proxies may not be voted for a number of persons greater than the number of nominees named herein. All of our directors serve one year terms that expire at the next following annual meeting. For information on our nomination and election procedures see “Corporate Governance and Board Matters—Nomination of Directors.” Nominations not made in accordance with the procedures may be disregarded by the Chair of the Annual Meeting and upon his instructions, the inspector of election will disregard all votes cast for such nominees.
The Board, upon the recommendation of the Corporate Governance and Nominating Committee, has recommended the nomination of 8 of the current members of the Board for one year terms that will expire at the Annual Meeting to be held in 2026. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Annual Meeting for substitute nominees designated by the Board. Each nominee has expressed a willingness to serve if elected, and the Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.
The following provides information with respect to each individual nominated and recommended to be elected to the Board. Each individual below is also a director on the Board of Heritage Bank of Commerce:
Julianne M. Biagini-Komas
Age 62	Background:
Formerly a member on the Focus Business Bank board of directors and joined the Board of Directors of the Company in August 2015 and has served as Vice Chair of the Board since October 2024. Ms. Biagini-Komas was formerly the Vice President, Finance and Human Resources of CNEX Labs, Inc., from March 2015 until her retirement in April 2021. She was also previously the Chief Financial Officer of Quantumscape Corporation, from 2011 to 2014. Prior to that, she was the Chief Financial Officer of Endwave Corporation, a previously Nasdaq-listed company, from 1994 to 2007. Ms. Biagini-Komas has a Bachelor of Science degree in Accounting from San Jose State University and a Masters in Business Administration degree from Santa Clara University. With her experience as a chief financial officer and her background as a Certified Public Accountant, Ms. Biagini-Komas provides valuable insight and perspective regarding accounting and tax issues and is particularly suited to serve as the Chair of the Audit Committee. Ms. Biagini-Komas also brings 20 years of human resource administration experience, as a member of the Personnel and Compensation Committee.
Bruce H. Cabral
Age 70	Background:
Became a director of the Company in October 2019 when the Company acquired Presidio Bank, where he had also served as a director. Mr. Cabral is the former Senior Executive Vice President and Chief Credit Officer of Union Bank. Mr. Cabral retired from Union Bank in January, 2010 after a 32 year tenure which lasted from 1977 until his retirement. Mr. Cabral brings to the Board his previous experience and knowledge of the business of Presidio Bank and his vast experience in the banking industry. He serves as a member of the Corporate Governance and Nominating Committee and Finance and Investment Committee and as Chair of the Bank’s Loan Committee.
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Proposal 1—Election of Directors
Jack W. Conner
Age 85	Background:
Became a director of the Company in 2004 and has served as Chairman of the Board since July, 2006. Mr. Conner was elected Chairman of the Board in July, 2006. Mr. Conner was Chairman and Chief Executive Officer of Comerica California from 1991 until his retirement in 1998 and remained a director until 2002. He was President and a director of Plaza Bank of Commerce from 1979 to 1991. Prior to joining Plaza Bank of Commerce, he held various positions with Union Bank of California (formerly Union Bank) where he began his banking career in 1964. Mr. Conner has a Bachelor of Arts degree from San Jose State University. Mr. Conner contributes to the Board over 20 years of executive leadership and substantial experience in the community banking industry. Having served as a Chief Executive Officer and President at several successful community banks in the Company’s primary market, he brings a wide-ranging understanding of bank management, finance, operations and strategic planning. His demonstrated leadership ability, judgment and executive experience led the Board to elect him as Chairman of the Board. Mr. Conner is also a member of the Strategic Initiatives Committee, Corporate Governance and Nominating Committee and the Personnel and Compensation Committee.
Jason DiNapoli
Age 56	Background:
Became a director of the Company in 2018. In 2003 he co-founded 1st Century Bank, N.A., a wholly owned subsidiary of 1st Century Bancshares, Inc., headquartered in Los Angeles, California. In 2008, Mr. DiNapoli assumed the role of the President and Chief Executive Officer of 1st Century Bank and President of 1st Century Bancshares, Inc. He served in this role until July 1, 2016, when 1st Century Bancshares, Inc. was acquired by Midland Financial Co., a privately held bank holding company based in Oklahoma City, Oklahoma, as a division of MidFirst Bank, a subsidiary of Midland. Mr. DiNapoli presently serves as an Executive Vice President of MidFirst Bank and President and Chief Executive Officer of the 1st Century Bank division. Before joining 1st Century Bank, Mr. DiNapoli was Vice President of Finance for JP DiNapoli Companies Inc., a real estate investment, development and property management organization. Prior thereto, he served as a Vice President at Union Bank of California (formerly Union Bank). Mr. DiNapoli earned a bachelor’s degree from the University of California, Berkeley. He is active in numerous community organizations. Mr. DiNapoli brings to the Board his extensive experience and knowledge in banking and finance and management experience in the financial industry as well as experience as a board member of a publicly traded bank holding company. Mr. DiNapoli serves as Chair of the Corporate Governance and Nominating Committee and a member of the Finance and Investment Committee and the Bank’s Loan Committee.

Heritage Commerce Corp • 2025 Proxy Statement   27

Proposal 1—Election of Directors
Stephen G. Heitel
Age 66	Background:
Became a director of the Company in October 2019 when the Company acquired Presidio Bank. Mr. Heitel formerly served as the Chief Executive Officer and director of Presidio Bank from October 2008 until the acquisition. Prior to joining Presidio Bank in October 2008, he served as President and Chief Executive Officer of Mid-Peninsula Bank based in Palo Alto, California. Mr. Heitel served in other senior positions at Greater Bay Bancorp, including President and Chief Executive Officer of San Jose National Bank from December 2003 to November 2005, and as Executive Vice President and Chief Operating Officer of Cupertino National Bank from August 2001 to December 2003. Mr. Heitel’s additional experience also includes executive roles with Bank of America including serving as head of Commercial Banking activities for the Bay Area, focusing on middle market businesses. Mr. Heitel brings to the Board an understanding and knowledge of the business and personnel of Presidio Bank as well as his previous executive experience and knowledge of the community banking industry. Mr. Heitel is a member of the Finance and Investment Committee and the Bank’s Loan Committee.
Kamran F. Husain
Age 59	Background:
Became a director of the Company in December 2021. Mr. Husain is an experienced finance and accounting executive with deep banking and financial services experience and almost 30 years in the financial services industry. Most recently he served as the Chief Financial Officer at Tribal Credit, a B2B payments FinTech focused serving SMBs in Latin America and MENA from December 2021 to August 2023. Prior to that, he was the Chief Accounting Officer of SVB Financial Group and Silicon Valley Bank from September 2008 to November 2019. He started his career in investment banking followed by seven years at PwC in the audit practice and nine years at Greater Bay Bancorp. Throughout his career, he has also worked on and led several merger and acquisition projects. Over the last fifteen years, he has directly managed relationships and communications with auditors as well as with bank regulators on matters related to reporting and compliance. Mr. Husain is also experienced in corporate governance matters from his prior positions. Mr. Husain holds a Masters in Business Administration degree from the Haas School of Business at University of California, Berkeley and a Bachelor of Arts degree from Ohio Wesleyan University. With his background and experience Mr. Husain is particularly suited to serve as Chair of the Strategic Initiatives Committee and as a member of the Audit Committee.

28   Heritage Commerce Corp • 2025 Proxy Statement

Proposal 1—Election of Directors
Robertson Clay Jones
Age 54	Background:
Became a director and President and Chief Executive officer of the Company and the Bank in September 2022. Previously he served as President and Chief Operating Officer of the Bank from December 2021 after joining as Executive Vice President/ President Community Business Banking Group for the Bank in October 2019. Mr. Jones was formerly the President of Presidio Bank assuming the position in July 2018. Mr. Jones joined Presidio Bank in 2010 as Executive Vice President and Mid-Peninsula Market President. Prior to joining Presidio Bank, Mr. Jones was the organizing and initial President and Chief Executive Officer of New Resource Bank. From October 1993 to May 2005, Mr. Jones served in ever increasing corporate capacities for subsidiaries of Greater Bay Bancorp and Comerica Bank, including his position as Executive Vice President and Chief Operating Officer at Cupertino National Bank and Executive Vice President and Manager of the Venture Banking Group. As the Company’s President and Chief Executive Officer, Mr. Jones provides the Board with an overall perspective of the Company’s business, financial condition and its strategic direction. Mr. Jones serves on the Finance and Investment Committee, the Strategic Initiatives Committee and the Bank’s Loan Committee.
Marina H. Park Sutton
Age 68	Background:
Became a director of the Company in October 2019 when the Company acquired Presidio Bank, where she had previously served as a director. Ms. Park Sutton retired in December 2022 as Chief Executive Officer of Girl Scouts of Northern California, which serves 19 counties in Northern California with almost 30,000 girls and 25,000 adults taking part in programs each year. Prior to joining Girl Scouts of Northern California in 2007, Ms. Park Sutton held a variety of progressively more senior positions at Pillsbury Winthrop Shaw Pittman LLP, an international law firm. Ms. Park Sutton has a Bachelor of Arts degree from the University of California, Berkeley and a Juris Doctor degree from the University of Michigan Law School. The Board benefits from Ms. Park Sutton’s experience as a director and member of the audit, corporate governance and compensation committees at Presidio Bank, as well as her valuable general business insight and legal experience. With her background she is suited to serve as the Chair of the Personnel and Compensation Committee, and as a member of the Audit Committee and the Corporate Governance and Nominating Committee.
Recommendation of the Board of Directors

The Board of Directors recommends the election of each nominee. The proxy holders intend to vote all proxies they hold in favor of the election of each of the nominees. If no instruction is given, the proxy holders intend to vote FOR each nominee listed.

Heritage Commerce Corp • 2025 Proxy Statement   29

Proposal 2—Approval of an Amendment to the Company’s Bylaws
Our Board regularly reviews corporate governance matters and has considered from time to time increasing the range of the size of the Board to provide greater flexibility for evaluating, recruiting and appointing desirable director candidates. Consistent with these objectives, the Board has authorized, and has recommended that the shareholders approve, an amendment to Section 2.2(a) of the Company’s Bylaws (“Bylaws”) that would increase the range of the permitted number of directors to eight (8) to fifteen (15) directors (the “Bylaw Amendment”). The Board believes providing greater flexibility for evaluating, recruiting and appointing desirable director candidates pursuant to the Bylaw Amendment is in the best interest of the Company and will allow the Board continue in its succession and refreshment activities in order to assure an orderly transition following Mr. Webster and Ms. Roden’s retirements, allowing us to recruit and retain well-qualified directors whose perspectives are advantageous to the Company and our shareholders. By expanding this range, we believe we can assure an orderly process that will allow us to optimize the breadth of experience, capabilities, backgrounds and insights and to provide for an appropriate allocation of workload among directors.
Article II, Section 2.2(a) of the Bylaws, will be amended in its entirety to read as follows:
(a)
The number of directors of the Corporation shall be not less than eight (8) nor more than fifteen (15). The exact number of directors shall be set, from time to time, within the limits specified above from time to time by resolution of the Board of Directors. The maximum number or minimum number of directors may be changed, or a definite number fixed without provision for a maximum or minimum number, by a duly adopted amendment to the Articles of Incorporation or by amendment to these Bylaws duly adopted by the vote of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number minus one.

Section 2.2(a) of the Company’s Bylaws and applicable law require that any change in the range of the authorized number of directors must be approved by the shareholders. The amendment requires the affirmative vote of a majority of the outstanding shares entitled to vote. If the Bylaw Amendment is approved, it will become effective immediately.
Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval of the amendment to the Company’s Bylaws to increase the range of the size of the permitted number of directors to 8 to 15. The proxy holders intend to vote all proxies in favor of the Bylaw Amendment. If no instruction is given, the proxy holders intend to vote FOR the proposal.

30   Heritage Commerce Corp • 2025 Proxy Statement

Proposal 3—Approval of the Advisory Proposal on 2024 Executive Compensation
The Dodd-Frank Act requires, among other things, that we permit a non-binding, advisory vote on the 2024 compensation of our named executive officers, as described in the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion contained in this proxy statement.
As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation practices are designed to encourage and motivate our named executive officers to achieve superior performance on both a short term and long-term basis while at the same time avoiding the encouragement of unnecessary or excessive risk taking. The Personnel and Compensation Committee of the Board believes that the executive compensation for 2024 was reasonable and appropriate, and was the result of a carefully considered approach.
Accordingly, the Company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting for or against the following resolution:
“RESOLVED, that the shareholders approve the 2024 compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the proxy statement.”
The vote on this resolution is not intended to address any specific item of compensation, but rather that the overall compensation of our named executive officers and the policies and practices described in this proxy statement. In the event this non-binding proposal is not approved by our shareholders, such a vote shall not be construed as overruling a decision by the Board or the Personnel and Compensation Committee, nor create or imply any additional fiduciary duty of the Board or the Personnel and Compensation Committee, nor shall such a vote be construed to restrict or omit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board and the Personnel and Compensation Committee will consider the non-binding vote of our shareholders to this proposal when reviewing compensation policies and practices in the future.
Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the Advisory Proposal on 2024 Executive Compensation. The proxy holders intend to vote all proxies they hold in favor of this proposal. If no instruction is given, the proxy holders intend to vote FOR the proposal.

Heritage Commerce Corp • 2025 Proxy Statement   31

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis outlines our executive compensation philosophy and objectives, describes the elements of our executive compensation program, and explains how the Personnel and Compensation Committee (“Committee”) of the Company’s Board arrived at its compensation decisions for our 2024 named executive officers (“NEOs”). This section also comprises the annual report of the Committee, which is charged with the independent oversight of our compensation philosophies, programs and policies for all employees, including our NEOs, listed below:
Name of NEO	Title
Robertson Clay Jones	President and Chief Executive Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Susan Just	Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce
Lawrence D. McGovern(1)	Former Executive Vice President and Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Deborah K. Reuter	Executive Vice President, Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce
Thomas A. Sa	Executive Vice President, Chief Operating Officer and Interim Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Dustin M. Warford	Executive Vice President, Chief Banking Officer of Heritage Bank of Commerce

(1)
On November 18, 2024, Mr. Sa succeeded Lawrence D. McGovern on an interim basis following Mr. McGovern’s departure from the role of Chief Financial Officer. Mr. McGovern continued in a transitional role with the Company’s executive management team until his final departure on February 14, 2025. Mr. McGovern’s compensation data through December 31, 2024, is disclosed herein. Mr. McGovern has been included as a named executive officer pursuant to Item 402(a)(3)(ii) of Regulation S-K as an individual who served as the principal financial officer, or in a similar capacity, at any time during the last fiscal year.

EXECUTIVE SUMMARY
The compensation programs in which our NEOs participate are designed to drive our financial results, align with our business strategy and create long-term value for our shareholders. Our pay-for-performance compensation philosophy places a heavy emphasis on variable (at-risk) compensation through short- and long-term incentive programs.
In 2024, Committee took the following actions:
•
Continued our standing policy of responding and affirmatively reaching out to shareholders to engage in meaningful and transparent discussions regarding executive compensation programs, practices and policies. As discussed in greater detail under “Compensation Discussion and Analysis—Role of Shareholder Input,” below, we believe shareholder feedback is critical, facilitating the Committee’s design and administration of our executive compensation program.

•
Reviewed and considered the appropriate peer groups for measuring performance and compensation metrics.

•
Established and measured individualized, qualitative goals in our Executive Officer Cash Incentive Program based on executives’ individual roles, tied to the participants’ identified roles in promoting the Board’s strategic priorities.

•
Maintained our Long-term Incentive Equity Program (“LTIEP”), in which 50% of the NEOs’ award values were in the form of performance-based restricted stock units (“PRSUs”).

•
Continued our longstanding policy of reviewing incentive programs to ensure metrics and goals do not encourage undue risk taking or imprudent actions by our executives.

32   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Our ongoing endeavors
Link Pay for Performance to Equity Based Compensation	In 2024, NEOs participated in the LTIEP, in which 50% of the NEO’s award value were in the form of performance-based restricted stock units. Vesting is contingent on Return on Average Tangible Common Equity (“ROATCE”) which is measured on a relative basis to a peer group at the end of a three-year performance period. The remaining 50% of the NEO’s award value were in the form of time-based restricted stock units (“RSUs”) with ratably 3-year vesting to encourage stock ownership and satisfy the stock ownership and retention guidelines.
Considered Other Metrics for Performance Based Equity Awards	In addition to ROATCE, Shareholders have suggested using other metrics such as Total Shareholder Return (“TSR”) and/or Earnings Per Share (“EPS”). The Committee continued to work with management and our compensation consultant to consider other metrics as well as to refine our peer group.
Created Differentiated Qualitative Goals for Individual NEOs	In 2024, the Executive Officer Cash Incentive Program (the “Program”) included differentiated qualitative goals based on executive’s individual roles.
Advisory Vote on Executive Compensation
Our shareholders approved the compensation of our NEOs in an advisory vote at our 2024 annual meeting of shareholders. The advisory vote received the support of 97.2% of the votes cast. The Committee considered the results of this advisory vote to be overwhelmingly favorable.

Heritage Commerce Corp • 2025 Proxy Statement   33

Executive Compensation
2024 Financial Accomplishments
In many ways, the Company successfully confronted the same challenges that continue to plague the banking and financial institutions industry throughout 2024: elevated and unstable interest rate markets; fluctuating values in investment portfolios; increases in personnel and operating expenses; and growing competition from both within and outside the traditional banking market. In spite of these challenges, the Company had a successful year, growing total deposits by 10%, and total loans by 4%, in comparison to 2023 by focusing on opportunities in our local business market.
Our earnings performance, while relatively lower than the previous year, reflects substantial strategic investments, including hiring a new Chief Operating Officer, Thomas A. Sa; beginning a succession process and search for our next Chief Financial Officer; continuing to invest in our information technology and cybersecurity infrastructure; increasing our loan loss reserves while maintaining low levels of classified and non-performing assets; and successfully resolving two litigation matters that had created uncertainty and risk for several years.
Our focus remains on orderly organic growth, minimizing our reliance on borrowed funds and eschewing brokered deposits. Our local retail and commercial deposit relationships serve as a stable and lower-cost funding source, reflecting our disciplined management approach. We have a strong balance sheet, evidenced by robust capital, ample liquidity, and a diversified loan portfolio. We continued to add to loan reserves reflecting solid loan growth while credit costs were modest. Nonperforming assets totaled $7.7 million, or 0.22% of total loans, at December 31, 2024, and our loan loss reserves represented 638% of nonperforming assets as of that date.
Net income decreased	Net interest income decreased	Total deposits increased
(37)% to $40.5M	(11)% to $163.6M	10%
The efficiency ratio	Nonperforming assets totaled
65.88%	$7.7M

34   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Governance Best Practices
The Company aims to support the long-term interests of shareholders through best-practice compensation programs, practices and policies. The Committee reviews the Company’s executive compensation program on an ongoing basis to evaluate whether it supports the Company’s executive compensation philosophies and objectives and is aligned with shareholder interests. Our executive compensation practices are comprised of the following, each of which the Committee believes reinforces our executive compensation objectives:
What We Do
✔	Shareholder Outreach. Our Committee, in conjunction with our executive management conduct regular and transparent outreach to our shareholders, seeking their feedback in the determination of pay levels, practices, and policies and offering an opportunity for those shareholders to ask questions regarding our philosophies, objectives and decision-making.
✔
Incentive Plans with Pre-Established Financial Criteria. Our Executive Officer Cash Incentive Plan is comprised primarily of formula-based objective financial measures. Qualitative goals, which represent a minority weighting, seek to balance the financial goals with objectives that support the Company’s strategic goals and long-term sustainability.
NEOs received 50% of their long-term incentive value in the form of Performance Restricted Stock Units, in which vesting is contingent on achieving certain levels of relative ROATCE performance over a three-year performance period.

✔	Incentive Plan Risk Mitigation. The Executive Officer Cash Incentive Program uses multiple measures to reduce overreliance on any one metric. An Executive Officer Cash Incentive Program risk review is conducted annually to ensure prudent risk management.
✔	Clawback Policy. We were among the earliest public companies in our industry to adopt a recoupment policy that provides the Board with the ability to recover compensation in the case of fraud or if the Company is required to restate its financial statements to correct a material error.
✔	Share Ownership Guidelines. We require our President and Chief Executive Officer owns shares with a market value equal to three times base salary and that the other NEOs own shares equal to one times base salary. NEOs who have not satisfied their ownership requirements must retain 50% of their vested shares earned under equity-based compensation plans. We maintain similar policies for directors. After giving effect to the accumulation period established under these guidelines, all our executives and directors were in compliance with this policy at December 31, 2024.
✔	Anti-Hedging/Pledging Policy. We have “anti-hedging” and “anti-pledging” policies on Company shares.
✔	Independent Compensation Consultant. The Committee retains an independent compensation consultant that provides no other services to the Company and that is free from relationships that would call into question the validity of their advice.
What We Don’t Do
X	No Tax Gross Ups. We do not provide for tax gross-ups in the event of a change of control.
X	No Repricing or Repurchase of Underwater Equity Awards. We do not permit the repricing or repurchase of underwater stock options or stock appreciation rights without shareholder approval.
X	No Multi-Year Guarantees. We do not provide multi-year guaranteed salary increases, equity awards or non-Heritage performance incentive arrangements.
X	No “Single Trigger” Cash Severance Payments on Change in Control in Executive Contracts. In the event of a change in control, our executive employment agreements require both completion of the change in control and an involuntary or Good Reason termination in order to receive cash severance benefits.

Heritage Commerce Corp • 2025 Proxy Statement   35

Executive Compensation
Summary of Executive Compensation Actions
The Committee made the following decisions in 2024.
Action
✔	Adjusted Mr. Jones’ base salary from $622,000 to $673,014 based on performance and market adjustment due to results of market compensation benchmarking data included in the Company’s Compensation Peer Group.
✔	Adjusted other NEO base salaries 3.7%, and approved an additional market adjustment of 11.1% for Mr. Warford, based on a review of peer market data.
✔	Approved award payouts under the 2023 Executive Officer Cash Incentive Program and grants under the 2024 Long-term Performance Incentive Equity Program.
✔	Granted restricted stock awards to two new executive officers who joined in May and October 2024.
✔	Participated in discussions with shareholders concerning the Company’s executive compensation programs.
✔	Continued its engagement with Meridian to provide data and advice; and assist in the further development of market-based programs for 2025 based on shareholder input received in 2024 and during the first quarter of 2025.
✔	Continued to review performance-based incentive equity program for our NEO’s, including PRSU performance metrics.
HOW COMPENSATION DECISIONS ARE MADE
Primary Role and Responsibilities Relating to Compensation Decisions
Responsible Party	Primary Role and Responsibilities Relating to Compensation Decisions
Personnel & Compensation Committee (Composed solely of independent, non-employee Directors and reports to the Board)(1)
•
Oversees our executive compensation program, policies, and practices

•
Conducts an annual evaluation of the President and CEO’s performance in consultation with the full Board

•
Reviews and approves the President and CEO’s recommendations for compensation for the other NEOs

•
Approves performance goals for purposes of compensation decisions for the NEOs

•
At least annually, reviews the executive compensation program overall, and establishes base salaries, target annual variable cash incentive opportunities and equity grants (if any) for the fiscal year

•
Approves all changes to the composition of the Compensation and PRSU Peer Groups

•
Reviews compensation risk on an annual basis

•
Reviews and makes recommendations to the Board with respect to director compensation

Independent Consultant to the Committee (Meridian(2))
•
Provides the Committee with analysis and advice pertaining to compensation program design, including proxy and survey analysis, explanation of current and developing best practices, and regulatory changes

•
Recommends and assists in identifying and refining a relevant group of peer companies and appropriate sources of survey data in which to compare the competitiveness and structure of the amounts and forms of compensation, (e.g., cash and equity)

•
Analyzes peer company data to assist the Committee in determining the appropriateness and competitiveness of compensation levels

•
Reviews proposed changes to compensation program design

•
Reviews compensation disclosure materials

•
Provides specific analysis and advice periodically as requested by the Committee

Executive Management
•
The President and CEO recommends to the Committee annual compensation for the other NEOs and other senior executives based on his assessment of their performance

•
Members of management support the Committee in establishing agendas with the Chair, developing materials for Committee meetings, attending meetings at the request of the Committee and preparing meeting minutes

•
No member of management is present in Committee meetings when matters related to his or her individual compensation is under discussion, or when the Committee is approving or deliberating on the President and Chief Executive Officer’s compensation

(1)
The Committee Charter can be found at www.heritagecommercecorp.com which provides a complete listing of duties.

(2)
The Committee has concluded that Meridian is independent of the Company and services performed by Meridian and the individual consultants employed by Meridian raised no conflicts of interest.

36   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Role of Shareholder Input
Our Board and Committee value investors’ views on our executive compensation program, as gathered from our shareholder outreach and reflected in our shareholders’ voting decisions. More specifically:
•
The Committee takes seriously, and believes it is important to respond to, shareholders’ input on our executive compensation program.

•
The Committee also considers the views and recommendations provided by proxy advisors who can help us contextualize our executive compensation programs by comparison to similarly situated companies and who make recommendations and provide analyses to their institutional investor clients.

•
We have historically welcomed comments and suggestions from shareholders, and beginning in 2023 we began a more proactive outreach to key shareholders with regard to executive compensation matters. These contacts ordinarily involve one or two Committee members along with our Chief People and Culture Officer.

Based on that extensive shareholder input, our Committee has focused on the following initiatives:
•
Align pay with performance by implementing the use of performance-based equity awards by using one or more financial metrics.

•
Enhance disclosure about our compensation practices, philosophies and objectives.

•
Review compensation peer groups for both compensation and PRSU performance, to assure a close correlation with the Company and its business.

•
Review use of linear interpolation for cash incentives and PRSUs.

At our 2024 Annual Meeting, our non-binding advisory proposal was approved with the vast majority of the shareholders casting their votes in favor of the Say-on-Pay resolution. Our management team and Board continue to reach out to shareholders and provide them with opportunities to discuss our executive compensation program. Since the 2024 Annual Meeting, our Chief Executive Officer, Chief Financial Officer and other invited members of our executive team attended eight investment conferences and held approximately 74 one-on-one meetings with shareholders and potential investors. Also during this period, we contacted our top 20 institutional shareholders as a part of our routine outreach process. The Chair of our Personnel & Compensation Committee, together with executive team members, held meetings with eight of these investors in 2024 and three of these investors in 2025. This outreach affords us valuable shareholder perspectives, as a result of which, in 2024, we:
•
Refined our Executive Officer Cash Incentive Program to focus each executive’s differentiated goals in a manner that promotes profitability, safety and soundness, and workforce development.

•
Continued the LTIEP established in 2023 such that 50% of the NEO’s award value are in the form of PRSUs. Vesting is contingent on ROATCE which is measured on a relative basis to our peer group at the end of a three-year performance period. The remaining 50% of the NEO’s award value are in the form of RSUs.

•
Maintain robust stock ownership and retention guidelines for our executive officers.

•
Continue to monitor the prevalence of single-trigger equity vesting acceleration on a change of control for current and/or future NEOs. This practice is prevalent for banks of similar size and enables award recipients to share in value creation alongside shareholders on a change in control.

We welcome feedback regarding our executive compensation program and will continue to engage with our shareholders in 2025.

Heritage Commerce Corp • 2025 Proxy Statement   37

Executive Compensation
Overview of Total Rewards Philosophy
The Committee believes that the Company’s continued success in achieving its strategic objectives depends in large part on the talent and leadership at all levels, including the alignment of our employees’ interests with those of our shareholders. We view all of the elements our employees enjoy as “Total Rewards,” meaning that we take into account both the relative and the absolute values of base salaries, short-term and long-term incentives and other benefits plans.
•
Competitive Total Rewards. We provide total rewards opportunities to our employees that, in the aggregate, reflect the median practices of similarly sized banks in our geographical region, adjusted for individual performance, skills, and expertise. This approach promotes attracting and retaining the best talent in our industry and markets. By benchmarking our total rewards against peers, we maintain competitiveness and fairness, ensuring our employees are rewarded for their unique contributions on the basis of our overall mission and their individualized goals and performance.

•
Pay-for-Performance. To earn competitive total pay levels, employees must achieve financial and operating objectives derived from our internal business plan. Pay is aligned with short-and long-term performance that is comparable or exceeds the performance of our peers. This alignment incents our employees to drive the Company’s success in ways that benefit all stakeholders, including shareholders, customers, and employees.

•
Link Compensation and Accountability. To attract, retain and develop superior talent, we assess the leadership skills of our employees as part of an assessment of their individual performance. Managers at all levels (executives included) are held accountable for providing leadership within the organization and for achieving financial and non-financial objectives, as well as identifying and developing successors. These assessments are used in deliberations regarding salary increases and incentive awards. This ensures our managers continually develop—and that the Company is well-prepared for future leadership transitions.

•
Avoid Encouraging Excessive Risk Taking. To reduce compensation risk, the NEO’s compensation programs are developed to include risk mitigation elements. We balance fixed and variable pay opportunities, use short-and long-term incentive plan horizons and subject payments to our clawback recovery policy. Furthermore, the Executive Officer Cash Incentive Program uses multiple performance measures and includes meeting a capital requirement threshold as a condition to receiving a payout.

•
Provide Reasonable Income Security. Specific to our executives are employment agreements designed to be consistent with market practices. These agreements are designed to foster stability and retain well-qualified executives by providing reasonable income protection upon termination of employment following a change of control. Our executive equity incentive programs provide for accelerated vesting of equity awards upon a change of control (i.e. “single trigger equity vesting”). The Committee continues to monitor this practice with input from our compensation consultant, and we believe that this approach ensures that our executives are secure in their positions, allowing them to focus on driving the Company’s success.

38   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
COMPENSATION PROGRAM OBJECTIVES AND REWARDS
Summary of Components of Executive Compensation
Total compensation for our NEOs consists of base salary, cash and equity-based incentive compensation. Each of these elements of compensation is described below.
Compensation Element	Purpose
Base Salary
•
Provides a fixed amount of compensation to recognize the duties, responsibilities, and scope of influence of the executive’s role. The level of base salary also takes into consideration the executive’s experience, skills, and performance.

Executive Officer Cash Incentive Program	• Rewards the achievement of annual goals for financial performance, as well as key annual individual goals that strengthen the business and position the Company for long-term success.
Long-Term Incentives
•
Rewards long-term performance through increases in share appreciation and aligns executives with shareholder interests. In 2024, 50% of each NEO’s award value was in the form of PRSUs. Vesting is contingent on ROATCE which is measured on a relative basis to our peer group at the end of a three-year performance period.

Other Compensation
•
NEOs participate in the benefit and retirement programs generally available to all full-time Company employees with the purpose of providing health, welfare and financial stability. Perquisites are generally limited to those that assist our NEOs in conducting their business duties productively. Employment agreements and other separation benefits are provided to ensure that executives act in the best interest of the Company regardless of future employment status.

Compensation Mix
The Committee evaluates the mix of compensation components. Pay mix is balanced considering short-and long-term time horizons, allocation between cash and equity, and between fixed and variable compensation components. In determining the compensation mix, the Committee strives to motivate near-term performance, while also focusing the executives on longer-term corporate goals that drive shareholder value. The following reflects the compensation mix for 2024.
Pay Positioning
Generally, base salaries are targeted near the median of the market, adjusted for wage rates in the California Bay Area, which are higher than the national average. Individual factors also may be considered by the Committee including individual performance, the importance of the role in achieving strategic objectives, and other factors that the Committee deems relevant on an individualized or Company-wide basis.

Heritage Commerce Corp • 2025 Proxy Statement   39

Executive Compensation
Use of Peer Group and Market Data
The Committee engaged Meridian to conduct a competitive review of the Company’s executive compensation program, which was used to inform 2023 and 2024 pay decisions. One data source used in setting market-competitive guidelines for the executive officers is the information publicly disclosed by a peer group of other publicly traded banks which the Committee uses as a competitive reference point.
Banks selected as peers for compensation purposes are public and actively traded banks which align with some or all of the following criteria:
•
Asset sizes between $2.4 billion and $13 billion

•
Similarity of product lines and business focus

•
Comparable performance criteria including, asset growth, profitability, credit quality, capitalization and total shareholder return

Based on these criteria, the following companies were included in the Company’s Compensation Peer Group for 2024 decision making:
Banc of California, Inc.	Heritage Financial Corporation
Bank of Marin Bancorp	HomeStreet Inc.
BayCom Corp	Luther Burbank Corporation*
Central Valley Community Bancorp*	PCB Bancorp
Farmers & Merchants Bancorp	Sierra Bancorp
First Foundation Inc.	TriCo Bancshares
Five Star Bancorp	Westamerica Bancorporation
*
Subsequently aquired

The competitive review also included Data from McLagan’s Regional & Community Banking Survey database. National survey data was adjusted upward 29.5% to account for wage rates in San Jose, California, relative to the national average. Subsequently, we applied a 4% anticipated salary adjustment factor to ensure competitiveness of our compensation, helping retain executive talent.
Chief Executive Officer Compensation
The Committee annually reviews and approves goals and objectives relevant to the Chief Executive Officer and evaluates the Chief Executive Officer’s performance against those objectives and other relevant factors. The Committee typically considers company-wide financial performance, and the Company’s achievement of its short and long-term goals versus its strategic objectives and financial targets. With the assistance of our compensation consultant, the Committee also considers the compensation data related to the Compensation Peer Group for base pay, total cash compensation, and total direct compensation. The Chief Executive Officer does not participate in any deliberations regarding his own compensation.
Base Salary Decisions for the Other Named Executive Officers
The Committee approved the following salaries and adjustments for the other named executive officers effective April 1, 2024:
	Base Salary
NEO	2023	2024	Change from 2023
Robertson Clay Jones	$622,000	$673,014	8.2%
Susan Just	$340,000	$352,580	3.7%
Lawrence D. McGovern(1)	$415,880	$431,268	3.7%
Deborah K. Reuter	$348,395	$361,286	3.7%
Thomas A. Sa	N/A	$475,000	N/A
Dustin M. Warford	$315,400	$362,070	14.87%
(1)
Mr. McGovern served as Executive Vice President and Chief Financial Officer until November 18, 2024, after which he continued to serve in an advisory role to assist with the transition of the new Interim Chief Financial Officer until his departure on February 14, 2025. Mr. McGovern did not receive cash bonus or LTIEP awards for performance in 2024.

Executive Officer Cash Incentive Program
Our NEOs participate in the Executive Officer Cash Incentive Program, which is an annual cash-based incentive program linked to achievement of certain corporate and individual performance goals.

40   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Taking into consideration the recommendations of its independent compensation consultant and the President and Chief Executive Officer’s recommendations for the other participating NEOs, as well as soliciting and considering the input of other directors who are not committee members, the Committee approves an incentive award target as a percentage of base salary for those NEOs.
	% of Base Salary
Named Executive(	Threshold	Target	Maximum
Robertson Clay Jones	37.5%	75%	112.5%
Susan Just	22.5%	45%	67.5%
Lawrence D. McGovern	25%	50%	75%
Deborah K. Reuter	22.5%	45%	67.5%
Thomas A. Sa	25%	50%	75%
Dustin M. Warford	22.5%	45%	67.5%
The Committee also assigned weightings between a Company scorecard based on financial metrics (75%) and a qualitative scorecard based on differentiated goals for each executive that further our growth, safety and soundness, and the development of a strong and diverse workforce (25%). The following performance metrics along with the relative weights of each metric were established by the Committee in the first quarter of 2024 and results were calculated as of December 31, 2024:
Performance Metrics	Weight	Threshold	Target	Maximum
YTD Pre-Tax Income	20%	$54,933,205	$70,628,407	$86,323,609
Nonperforming Assets	20%	$17,142,857	$13,333,333	$10,909,091
Loan Growth(1)	17.5%	$2,061,012,723	$2,649,873,566	$3,238,734,358
Deposit Growth(2)	17.5%	$3,263,056,065	$4,195,357,798	$5,127,659,531
Qualitative Factors(3)	25%	(Differentiated goals for each executive)
(1)
Loan Threshold, Target and Maximum are established at 70%, 90% and 110% of the Company’s budget, respectively. Includes factored accounts receivable but excludes purchased mortgage loans in 2024 and Paycheck Protection Program (“PPP”) loans.

(2)
Deposits exclusive of brokered, state certificates of deposit. Includes clients’ Insured Cash Sweep / Certificate of Deposit Account Registry Service deposits. The Deposit Threshold, Target and Maximum are established at 70%, 90% and 110% of the Company’s budget, respectively.

(3)
The qualitative factors were based on differentiated goals for each executive to achieve the Company’s strategic plan for 2024.

We apply a straight-line interpolation to determine the percentage of the cash bonus where the performance falls between two levels in the table above.
The qualitative factors were based on differentiated customized goals for each executive to achieve the Company’s strategic plan for 2024.
The Executive Officer Cash Incentive Program includes a performance “gate” requiring a year-end total risk-based capital ratio at or above 10.5%. Otherwise, no payment would be made under the Executive Officer Cash Incentive Program.
The Committee has the right, in its sole discretion, to adjust performance goals within the defined parameters set forth in the Executive Officer Cash Incentive Program, which may apply to one-time, non-recurring, or extraordinary events or to other events or circumstances that the Committee deems appropriate. Additionally, the Committee may adjust awards considering factors such as regulatory compliance and credit quality; and to reduce or eliminate any cash award otherwise payable.
Both quantitative and qualitative performance metrics were identified through our annual financial planning and budgeting process and were intended to align with the Board’s strategic plan for 2024. The Committee received recommendations from the senior management along with other relevant data including economic forecasts and historical goal setting and achievement. The Committee believed that the Threshold, Target, and Maximum levels established for the Executive Officer Cash Incentive Program in 2024 were sufficiently challenging to meet the Company’s long-term performance objectives.
Each fiscal year we establish certain financial metrics that serve as Threshold, Target and Maximum performance levels. For 2024 these metrics included the Company’s pre-tax income, non-performing asset levels, loan and deposit growth, and qualitative factors that are based on differentiated goals based on each executive’s expected contributions toward the Company’s overall strategic goals. For 2024, the Company achieved its maximum performance level regarding successes in managing non-performing assets,

Heritage Commerce Corp • 2025 Proxy Statement   41

Executive Compensation
falling into the upper end of target ranges in loan and deposit growth, and below target levels in pre-tax income. Individualized qualitative goals are discussed in greater detail for each executive below.
Qualitative Performance Metrics
Clay Jones:
•
Mr. Jones’ performance is most clearly reflected in his leadership through a series of significant and strategically critical management changes, including recruiting a new Chief Operating Officer, Chief People & Culture Officer, and Chief Audit Officer, as well as the succession process following the departure of our longtime Chief Financial Officer. Mr. Jones also oversaw substantial investments in cybersecurity and network infrastructure projects, while making critical progress on production-oriented initiatives such as sales leadership maturity, accountability and development. The hiring of our new COO, a key position identified by Mr. Jones, has enabled greater external client engagement, reducing direct reports count, allowing more external client and community engagement by the CEO. Mr. Jones also focused on enhanced profitability, including realigning leadership in one underperforming business unit and closing another.

Susan Just:
•
Ms. Just’s performance has been considered in light of her achievements in significantly reduced credit metric preparation time, as well as implementing a new decentralized Relationship Credit Manager (“RCM”) model and launching Credit College for RCMs. Ms. Just also led our policy review, focusing on efficiency and delegation of responsibilities. We believe that her implementation of SOX controls and testing for mortgage servicers strengthened the effectiveness of our controls and audit processes, strengthening our regulatory compliance and helping us achieve near-perfect results on our loan reviews.

Lawrence D. McGovern:*
* Lawrence D. McGovern served as Executive Vice President and Chief Financial Officer until November 18, 2024, after which he continued to serve in an advisory role to assist with the transition of the new Interim Chief Financial Officer until his departure on February 14, 2025. Mr. McGovern did not earn a cash bonus or equity incentive compensation for performance in 2024 because he was not serving as CFO as of December 31, 2024.
Deborah K. Reuter:
•
Ms. Reuter’s performance has been evaluated against her achievements throughout the year, including adopting all enterprise compliance related responsibilities, modernizing the Company’s risk and compliance reporting processes and adapting and implementing a new and comprehensive Enterprise Risk Management Policy, focused on standardized risk, effective controls and direction ratings. Throughout the year, she also worked to help improve management succession planning bench strength and establish a Diligent-based Resource Center for our directors. Her efforts to standardize the definition of risk ratings and utilize more key metrics have enhanced the quality of information presented to our Risk Management and Steering Committee, further strengthening our risk management processes as a whole.

Thomas A. Sa:*
* Thomas A. Sa joined the Company in September 2024 and did not have qualitative goals for the year ended December 31, 2024.
Dustin M. Warford:
•
Mr. Warford’s performance has been evaluated against his achievements throughout the year, including achieving his sales targets, his adoption of a foundational sales culture, effective risk management practices—and his performance management practices.

42   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
The Committee approved the following incentive cash awards for 2024 performance. Awards are calculated using 2024 base earnings, which may differ from 2024 base salaries due to the timing of salary adjustments promotions and partial year participation.
Named Executive	Award Payout
Robertson Clay Jones	$306,000
Susan Just	$125,000
Lawrence D. McGovern(1)	N/A
Deborah K. Reuter	$125,000
Thomas A. Sa	$65,000
Dustin M. Warford	$150,000
(1)
Mr. McGovern served as Executive Vice President and Chief Financial Officer until November 18, 2024, after which he continued to serve in an advisory role to assist with the transition of the new Interim Chief Financial Officer until his departure on February 14, 2025. Mr. McGovern did not receive awards for fiscal year 2024.

2024 Equity Awards
Equity awards for 2024 were awarded under the 2023 Equity Plan on March 8, 2024, in the form of RSUs and PRSUs, vesting ratably over three-years and PRSUs which vest based on ROATCE performance relative to a peer group over a three year performance period. The Committee established a target long-term incentive (“LTI”) value for each of our NEOs based on a percentage of the NEO’s current base salary. With the exception of Mr. Sa, who received a RSU award in October upon commencement of his employment, each NEO’s LTI Value was equally split between RSUs and PRSUs. For 2024, the Committee approved a one time increase in the percentage of base salary used for equity awards in partial recognition for our strong performance relative to peers in 2023. This increase is reflected in the following awards:
	RSU Award			PRSU Award
Named Executive	% of Base Salary	Number of Shares	Dollar Value	Number of Shares	Dollar Value
Robertson Clay Jones	100%	39,636	$336,510	39,635	$336,501
Susan Just	60%	12,459	$105,777	12,458	$105,768
Lawrence D. McGovern(1)	70%	17,779	$150,944	17,7798	$150,935
Deborah K. Reuter	60%	12,766	$108,383	12,766	$108,383
Thomas A. Sa(2)	N/A	37,664	$399,992	—	$—
Dustin M. Warford	60%	12,794	$108,621	12,793	$108,613
(1)
Mr. McGovern served as Executive Vice President and Chief Financial Officer until November 18, 2024, after which he continued to serve in an advisory role to assist with the transition of the new Interim Chief Financial Officer until his departure on February 14, 2025. All RSU and PRSUs outstanding were canceled after Mr. McGovern left the Company on February 14, 2024.

(2)
Mr. Sa received a one-time RSU award in connection with his appointment as Chief Operating Officer in October 2024. Mr. Sa did not receive any other RSU or PRSU awards in 2024.

Performance Based Long-Term Incentive Equity Program
Under the LTIEP, 50% of the NEO’s award value is granted in PRSUs. The remaining 50% is granted in RSUs. The company has continued to seek shareholder input—including PRSU performance metrics and peer group composition.
PRSUs. Awards vest at the end of a three-year performance period (2025—2027) based on the ROATCE as compared to a peer group of banks approved by the Committee.
PRSUs vest based on percentile performance using the table below. The Committee will use straight-line interpolation to reward incremental achievements between performance levels. Performance below threshold will result in no PRSU vesting.
	Performance Levels
Performance Metrics	Threshold	Target	Maximum
ROATCE Percentile Rank	35th	50th	75th
Percent of PRSUs Vested	50%	100%	150%

Heritage Commerce Corp • 2025 Proxy Statement   43

Executive Compensation
RSUs. Each RSU will vest ratably over three years of continual employment and will accelerate upon a change of control, death or disability.
Dividend Equivalents
Holders of RSUs and PRSUs are entitled to receive dividend equivalents with respect to the payment of cash dividends on the Company’s common stock. Dividends are deferred until vesting.
Perquisites
Perquisites are generally limited to those that assist our NEOs in conducting their business duties productively and are limited to car allowances for the NEOs and two memberships for the Chief Executive Officer, a gold and social club membership.
Supplemental Executive Retirement Plan—SERP
Our 2005 Amended and Restated Supplemental Retirement Plan (“SERP”) is a legacy arrangement in which after giving effect to Mr. McGovern’s departure in February 2025, only our CEO, Mr. Jones, and our Chief Risk Officer, Deborah Reuter, participate. While the SERP remains active for existing participants, other than including the Chief Executive Officer as a result of the Presidio acquisition, we have not approved any new participation in the program since 2011.
The SERP is a non-qualified defined benefit plan which is unsecured and unfunded. Upon normal retirement, as defined in the SERP, a participant receives 100% of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following retirement (unless selected otherwise by the participant and except executive officers who will receive their benefit six months following retirement) and continuing until the death of the participant (unless the joint survivor option is selected). For information on the plan, see the “Summary Compensation” table and the “Supplemental Retirement Plan for Executive Officers.”
Employment Agreements and Change of Control Provisions
We provide employment agreements to our executive officers consistent with what the Committee considers to be market practices. These agreements are designed to foster stability and retain well-qualified executives by providing reasonable income protection upon termination of employment following voluntary and involuntary termination as defined by the agreement. These agreements generally do not provide for a guaranteed term of employment, and instead establish a severance (conditioned upon a release of claims) based upon the executive’s most recent year’s salary and prorated bonus. The agreements also provide some benefits due to death or disability. Gross-up provisions are not provided in any employment agreements.
The Committee and the Board believe that the likelihood of a change of control transaction would result in our executives facing uncertainties about their future employment and may result in concern over how the potential transaction might affect them. To allow our executives to focus solely on making decisions that are in the best interests of our shareholders, our NEOs have change of Executive Compensation control provisions in their respective employment agreements that provide them with certain payments and benefits in the event of the termination of their employment upon a change of control of the Company.
All NEO employment agreements require both a change of control and termination in order to receive severance benefits (commonly referred to as “double-trigger” arrangements). We have disclosed the severance and/or change in control payouts that would be payable to each NEO if the triggering event occurred on December 31, 2024, in the “Change in Control Arrangements and Termination of Employment” section in this proxy statement.

44   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Compensation Policies and Practices
Summary
Stock Ownership and Retention Guidelines	The Company has established stock ownership guidelines to encourage Company share ownership by our NEOs and directors through retention of shares granted under the Company’s incentive plans. The stock ownership guidelines are summarized at page 5 above.
Clawback Policy	If the Company restates its financial statements to correct a material error in previously reported financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Committee, in its capacity as administrator of the Incentive Compensation Recovery (or “Clawback”) policy will require reimbursement or forfeiture of any excess incentive compensation received by any executive officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. The recovery is required on a “no fault” basis, without regard to whether any misconduct occurred or an executive officer’s responsibility for the erroneous financial statements.
Insider Trading Policy	Our policy applies to directors, officers, employees and consultants with respect to the trading of Company’s securities, as well as the securities of publicly traded companies with whom we have a business relationship. Our Insider Trading Policy is designed to promote compliance with all applicable insider trading laws, listing standards, rules and regulations. The Company prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace or otherwise as a result of an individual’s employment or other relationship with the Company or any of its subsidiaries, as well as the misuse of any material nonpublic information about the Company or any of its subsidiaries or their respective businesses in securities trading.
Prohibition on Hedging	Our stock trading guidelines prohibit executive officers and directors from speculating in our stock, which includes, but is not limited to, short selling (profiting if the market price of the securities decreases), buying or selling publicly traded options, including writing covered calls, and hedging or any other type of derivative arrangement that has a similar economic effect.
Prohibition on Pledging	Executive officers and directors are prohibited from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.
Equity Grant Practices
The Company’s practice is to approve annual equity awards to eligible recipients, including our NEOs, on a pre-determined date in March of each year, with the exception of grants related to new hires or other off-cycle awards.
We do not backdate equity awards. In addition, we do not coordinate grants of equity awards so that they are made before announcement of favorable information, or after announcement of unfavorable information. The Company’s equity awards are granted at fair market value on a fixed date. We do not grant stock options with a so-called “reload” feature, nor do we lend funds to employees to enable them to exercise stock options. We have never re-priced stock options.

Heritage Commerce Corp • 2025 Proxy Statement   45

Executive Compensation
Compensation Risk Assessment
The Committee oversees a periodic risk assessment of the Company’s compensation programs to determine whether such programs create an incentive to take unnecessary or inappropriate business risks. For 2024, the Committee concluded that the Company’s compensation programs were appropriately balanced to mitigate compensation-related risk with cash and stock elements, financial and non-financial goals, formal goals and discretion, and short-term and long-term rewards. In addition to the above-described compensation and equity award policies, the Committee believes the Company’s policies on ethics and compliance along with its internal controls also mitigate unnecessary or excessive risk-taking.
The Executive Vice President/People and Culture Officer works with the Committee and external compensation advisors to ensure compensation programs and payouts are aligned with short term and long-term compensation plans and the spirit of such plans.

Tax Considerations	In light of Section 162(m) of the Code, it is the policy of the Committee to examine our executive compensation program to maximize the tax deductibility of compensation paid to our executive officers when and if the $1 million threshold becomes an issue. At the same time, the Committee also believes that the overall performance of our executives cannot in all cases be reduced to a fixed formula and that the prudent use of discretion in determining pay levels is in our best interests and those of our shareholders. Under some circumstances, the Committee’s use of discretion in determining appropriate amounts of compensation may be essential. In those situations where discretion is or can be used by the Committee, compensation may not be fully deductible.
Compensation Committee Interlocks and Insider Participation	No member of the Committee serves or has served as an employee of the Company or its subsidiaries, and none have or had any relationships with Company that are required to be disclosed under Item 404 of Regulation S-K. Additionally, none of our executive officers serve or have served as a member of the compensation committee or board of directors of any other entity that has one or more executive officers who served on our Board.
Compensation Committee Report
The Personnel and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 401(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee of the Board
Marina H. Park Sutton, Chair
Julianne M. Biagini-Komas
Jack W. Connor

46   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Executive Compensation Tables
The following table provides for the periods shown, information as to compensation for services of the Company’s principal executive officer, principal financial officer, interim principal financial officer and three other executive officers of the Company who had the highest total compensation (as defined in accordance with applicable regulations), with respect to the year ended 2024 (collectively referred to as “NEOs”):
Summary Compensation Table
Name and Principal Position (a)	Year (b)	Salary (c)(1)	Bonus (d)	Stock Awards (e)(2)	Option Awards (f)(2)	Non-Equity Incentive Plan Compensation (g)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)(4)	All Other Compensation (i)(5)	Total ($)(j)
Robertson Clay Jones* President and Chief Executive Officer of Heritage Commerce Corp and Heritage Bank of Commerce	2024	$660,261	—	$678,577	—	$306,000	$18,800	$30,701	$1,694,339
	2023	$606,500	—	$466,497	—	$322,476	$33,400	$53,018	$1,481,891
	2022	$447,282	—	$488,996	—	$232,452	—	$28,284	$1,197,014
Susan Just** Executive Vice President/Chief Credit Officer of Heritage Bank of Commerce	2024	$349,435	—	$211,545	—	$125,000	—	$15,651	$701,631
Lawrence D. McGovern*** Executive Vice President/Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce	2024	$427,421	—	$304,350	—	$—	$18,900	$27,595	$778,226
	2023	$411,881	—	$207,939	—	$152,656	$133,300	$42,047	$947,823
	2022	$391,841	—	$183,848	—	$180,897	—	$52,427	$809,014
Deborah K. Reuter**** Executive Vice President/Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce	2024	$358,063	—	$218,622	—	$125,000	—	$34,107	$735,792
	2023	$345,045	—	$156,773	—	$115,098	$46,800	$36,559	$700,275
	2022	$331,007	—	$143,566	—	$143,988	—	$28,140	$646,701
Thomas A. Sa***** Executive Vice President/Chief Operating Officer and Interim Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce	2024	$124,231	—	$399,992	—	$65,000	—	$6,464	$595,687
Dustin M. Warford****** Executive Vice President, Chief Banking Officer of Heritage Bank of Commerce	2024	$350,403	—	$218,917	—	$150,000	—	$15,794	$735,114
*
Mr. Jones was promoted to President and Chief Executive Officer effective September 15, 2022. Prior to his promotion he was serving as President and Chief Operating Officer of Heritage Bank of Commerce.

**
Ms. Just joined the Company as the Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce in September 2023. The Company determined Ms. Just was one of the top three next highest paid executive officers, after principal executive officers and principal financial officers, in fiscal year 2024.

***
Mr. McGovern served as Executive Vice President and Chief Financial Officer until November 18, 2024, after which he continued to serve in an advisory role to assist with the transition of the new Interim Chief Financial Officer until his departure on February 14, 2025.

****
Ms. Reuter joined Heritage Bank of Commerce at its inception in June 1994. The Company determined Ms. Reuter was one of the top three next highest paid executive officers, after principal executive officers and principal financial officers, in fiscal year 2024.

*****
Mr. Sa joined the Company as Executive Vice President and Chief Operating Officer in September 2024, and subsequently and additionally appointed as Interim Financial Officer in November 2024.

******
Mr. Warford has been with the Company since 2006. The Company determined Mr. Warford was one of the top three next highest paid executive officers, after principal executive officers and principal financial officers, in fiscal year 2024.

(1)
The amounts in column (c) include amounts voluntarily deferred by each of the named executive officers into their 401(k) plan accounts. For 2024, each executive officer deferred $30,500, except for Mr. Warford who deferred $22,500, Ms. Just who deferred $24,000 and Mr. Sa who deferred 3,600.

(2)
The amounts shown in columns (e) and (f) reflect the applicable full grant date fair values for stock options and stock awards in accordance with ASC 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the stock options and stock awards were issued. The assumptions used in calculating the valuation for stock options and stock awards may be found in Note 12 to the Company’s consolidated financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2025.

(3)
The amounts shown in column (g) reflect payments made under the terms of the Executive Officer Cash Incentive Program for 2024 performance and paid in the first quarter of 2025.

(4)
The amounts shown in column (h) for 2024 represent only the aggregate change in the actuarial present value of the accumulated benefit under the Company’s SERP from December 31, 2023 to December 31, 2024. The amounts in column (h) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not

Heritage Commerce Corp • 2025 Proxy Statement   47

Executive Compensation
vested. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2025.
Mr. Jones has a fully vested Supplemental Executive Retirement Agreement, dated November 28, 2017 (amended November 9, 2018) that was entered into with Presidio Bank. The agreement was assumed by the Company when the Company acquired Presidio Bank. Under the agreement, Mr. Jones is entitled to a present value accumulated benefit of $164,500 as of December 31, 2024. The amount shown in column (h) for 2024 represents only the aggregate change in the actuarial present value of the accumulated benefit from December 31, 2023 to December 31, 2024.
(5)
The amounts shown in column (i) for 2024 include the following for each named executive:

Named Executive	Economic Value of Death Benefit of Life Insurance for Beneficiaries(*)	401(k) Plan Company Matching Contributions	Other Insurance Benefit	Vacation	Auto Compensation	Cash Dividend on Unvested Restricted Stock Award	Total
Robertson Clay Jones	$1,240	$3,000	$1,518	—	$12,000	$12,943	$30,701
Susan Just	—	$3,000	$2,838	—	$6,000	$3,813	$15,651
Lawrence D. McGovern	$2,819	$3,000	$8,383	—	$8,400	$4,993	$27,595
Deborah K. Reuter	$5,211	$3,000	$13,597	—	$8,400	$3,899	$34,107
Thomas A. Sa	—	$3,000	$1,089	—	$2,375	—	$6,467
Dustin M. Warford	—	$3,000	$990	—	$9,400	$2,404	$15,794
(*)
The economic value of the death benefit amounts shown above reflects the annual income imputed to each executive in connection with Company owned split dollar life insurance policies for which the Company has fully paid the applicable premiums. These policies are discussed under “Supplemental Retirement Plan for Executive Officers.”

CEO Pay Ratio
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC rules require us to disclose the pay ratio of our CEO to our median employee. The pay ratio disclosure below is a reasonable estimate calculated in a manner consistent with SEC rules and guidance.
We identified the median employee for 2024 by examining the 2024 total W-2 compensation from our payroll and employment records, including 401(k) deferrals and 401(k) matching of up to $3,000 per employee, for all individuals, excluding our CEO, who was employed by us on December 31, 2024. We included all employees, whether employed on a full-time, part-time, temporary or seasonal basis as of that payroll date. We did not make any assumptions, adjustments or estimates with respect to such total W-2 reported compensation except for the 401(k) matching as described above. We did not annualize the compensation for any full or part-time employees that were not employed by us for all of 2024. We believe the use of total W-2 compensation, including 401(k) deferrals and 401(k) matching of up to $3,000 per employee, for all employees is a consistently applied compensation measure.
After identifying the median employee based upon the methodology described above, we calculated annual total compensation for such employee using the same methodology we used for our CEO and other named executive officers as set forth in the 2024 Summary Compensation Table in this proxy statement. The annual total compensation in 2024 for our median employee using this methodology was $105,399. The annual total compensation in 2024 for our CEO using this methodology is shown in the Summary Compensation Table and was $1,694,339. The ratio of the annual total compensation of our CEO to the annual total compensation of our median employee in 2024 was 16.08 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules identifying the median compensated employee and calculating the pay ratio based on the employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

48   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Pay Versus Performance
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024, and our financial performance for each such fiscal year:
Pay Versus Performance Table for 2024
Year (a)	Summary Compensation Table Total for CEO(1) (b)	Compensation Actually Paid(4) (c)	Summary Compensation Table Total for CEO(2) (d)	Compensation Actually Paid(4) (e)	Summary Compensation Table Total for CEO(3) (f)	Compensation Actually Paid(4) (g)	Average Summary Compensation Table Total for Other NEOs(5) (h)	Average Compensation Actually Paid to Other NEOs(6) (i)	Value of Initial Fixed $100 Investment Based on:		Net Income(9) ($000’s) (l)	Pre-Tax Income(10) ($000’s) (m)
									Cumulative TSR(7) (j)	KBW NASDAQ Bank Index(8) (k)
2024	n/a	n/a	n/a	n/a	$1,694,339	1,297,177	$709,298	$585,714	$95.61	$132.60	$40,528	$56,674
2023	n/a	n/a	n/a	n/a	$1,481,891	$1,527,827	$703,591	$665,330	$95.50	$96.65	$64,443	$90,419
2022	n/a	n/a	$1,510,963	$1,502,691	$1,197,014	$1,310,688	$622,794	$650,479	$118.17	$97.52	$66,555	$94,366
2021	$1,756,569	$1,498,586	$1,659,046	$1,754,118	n/a	n/a	$753,751	$839,014	$104.04	$124.06	$47,700	$65,870
2020	$1,237,428	$1,076,898	n/a	n/a	n/a	n/a	$785,615	$588,764	$73.78	$89.69	$35,299	$49,068
(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Keith A. Wilton (Former President and CEO) for 2021 and 2020. Mr. Wilton retired from the Company on March 12, 2021.

(2)
The dollar amounts reported in column (d) are the amounts of total compensation reported for Walter T. Kaczmarek (Former President and CEO) for 2022 and 2021. Mr. Kaczmarek served as the President and Chief Executive Officer in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021 and retired on September 15, 2022, but remained on the Board until the Company’s 2023 Annual Meeting of Shareholders.

(3)
The dollar amounts reported in column (f) are the amounts of total compensation reported for Robertson Clay Jones (President and CEO) for each corresponding year in the “Total” column of the “Summary Compensation Table” for 2023 and 2022. Mr. Jones was promoted to President and Chief Executive Officer effective September 15, 2022.

(4)
The dollar amounts reported in column (c), (e) and (g) represent the amount of “compensation actually paid” to (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones, as computed in accordance with Item 402(v) of SEC Regulation S-K. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones during the applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation S-K, the following adjustments were made to (1) Mr. Wilton’s, (2) Mr. Kaczmarek’s, and (3) Mr. Jones’s total compensation for each year to determine the compensation actually paid to (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones, respectively:

	Year	Reported Summary Compensation Table Total for CEO	Reported Grant Date Fair Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Fair Value of Awards Forfeited (e)	Compensation Actually Paid to CEO
(1)	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—
	2021	$1,756,569	—	$46,772	—	—	$(304,755)	$1,498,586
	2020	$1,237,428	$(330,000)	$169,470	—	—	—	$1,076,898
(2)	2024	—	—	—	—	—	—	—
	2023	—	—	—	—	—	—	—
	2022	$1,510,963	$(539,996)	$531,724	—	—	—	$1,502,691
	2021	$1,659,046	$(540,000)	$635,072	—	—	—	$1,754,118
	2020	—	—	—	—	—	—	—
(3)	2024	$1,694,339	$(678,577)	$275,415	$(18,800)	$24,800	—	$1,297,177
	2023	$1,481,891	$(466,497)	$522,933	$(33,400)	$22,900	—	$1,527,827
	2022	$1,197,014	$(488,996)	$569,915	—	$32,755	—	$1,310,688
	2021	—	—	—	—	—	—	—
	2020	—	—	—	—	—	—	—
(a)
The “reported grant date fair value of equity awards” represents the amount reported in the “Stock Awards” column in the “Summary Compensation Table” for 2024, 2023, 2022, 2021 and 2020.

Heritage Commerce Corp • 2025 Proxy Statement   49

Executive Compensation
(b)
The “equity award adjustments” for each applicable year include the addition or (subtraction, as applicable) of the following: (i) the year- end fair value of any equity awards granted in the applicable year that were outstanding and unvested as of the end of the applicable year; (ii) change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were outstanding and unvested at the end of current fiscal year; (iii) change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year; (iv) for equity awards that were granted and vested in the same applicable year, the fair value of the equity awards as of the vesting date; and (v) Dividends paid on unvested shares/share units and stock options. Note that for calculation purposes unvested stock dividends are already included in the “Summary Compensation Table” under “All Other Compensation” for the applicable year (for Equity Awards granted prior to 2023). Dividends earned on unvested PRSUs and RSUs (2023 and 2024 Equity Awards) are reflected in the fiscal year-end fair value of outstanding and unvested awards. The fair value for all unvested equity awards is based on restricted stock awards with vesting periods of three and four years. The fair value for all PRSU equity awards is based on the expected vesting percentile of PRSUs for a given year which would be earned under the PRSU award. The amounts deducted or added in calculating the “equity award adjustments” are as follows for (1) Mr. Wilton, (2) Mr. Kaczmarek, and (3) Mr. Jones, respectively:

	Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in Applicable Year	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in The Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Dollar Value of Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
(1)	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
	2022	—	—	—	—	—	—
	2021	—	—	$46,772	—	—	$46,772
	2020	$328,518	$(88,438)	$(70,610)	—	—	$169,470
(2)	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
	2022	—	—	$(34,219)	$565,943	—	$531,724
	2021	$533,300	$44,773	$56,999	—	—	$635,072
	2020	—	—	—	—	—	—
(3)	2024	$387,440	$(74,515)	$(37,510)	—	—	$275,415
	2023	$736,651	$(103,855)	$(109,863)	—	—	$522,933
	2022	$560,716	$13,096	$(3,897)	—	—	$569,915
	2021	—	—	—	—	—	—
	2020	—	—	—	—	—	—
(c)
The amounts included in this column are the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table” for the applicable year.

(d)
The total “pension benefit adjustments” for each applicable year include the aggregate of two components: (i) the actuarially determined pension service cost for services rendered by the CEOs during the applicable year (the “SERP service cost”) and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “SERP Prior Service Cost”), in each case, calculated in accordance with U.S. GAAP. The amounts included in this column is the SERP service cost for services rendered by Mr. Jones during 2022, 2023 and 2024.

(e)
The amounts in this column reflect the fair value of awards forfeited by Mr. Wilton when he retired from the Company on March 12, 2021. The Fair value of forfeited awards are determined at the end of the prior year for awards made in prior fiscal years that were forfeited during the current fiscal year.

(5)
The dollar amounts reported in column (h) represent the average of the amounts reported for the Company’s NEOs as a group (excluding the CEOs) in the “Total” column of the “Summary Compensation Table” for 2024, 2023, 2022, 2021 and 2020. The names of the NEOs for each applicable year are as follows:

50   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Year	Other NEOs	Position
2024	Susan Just	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Lawrence D. McGovern	Former Executive Vice President & Chief Financial Officer
	Deborah K. Reuter	Executive Vice President & Chief Risk Officer and Corporate Secretary
	Thomas A. Sa	Executive Vice President, Chief Operating Officer & Interim Chief Financial Officer
	Dustin M. Warford	Executive Vice President, Chief Banking Officer of Heritage Bank of Commerce
2023	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Janice Y. Coonley	Executive Vice President & Chief People and Diversity Officer of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
	Deborah K. Reuter	Executive Vice President & Chief Risk Officer and Corporate Secretary
	Glen E. Shu	Executive Vice President, President of Specialty Finance Group of Heritage Bank of Commerce and President of Bay View Funding
2022	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Janice Y. Coonley	Executive Vice President & Chief People and Diversity Officer of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
	Deborah K. Reuter	Executive Vice President & Chief Risk Officer and Corporate Secretary
2021	Michael E. Benito	Executive Vice President /Business Banking Manager of Heritage Bank of Commerce
	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Robertson Clay Jones	President and Chief Operating Officer of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
2020	Michael E. Benito	Executive Vice President /Business Banking Manager of Heritage Bank of Commerce
	Margo G. Butsch	Executive Vice President & Chief Credit Officer of Heritage Bank of Commerce
	Robertson Clay Jones	Executive Vice President & President of Community Business Bank Group of Heritage Bank of Commerce
	Lawrence D. McGovern	Executive Vice President & Chief Financial Officer
(6)
The dollar amounts reported in column (i) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the CEOs) as computed in accordance with Item 402(v) of SEC Regulation S-K. The names of the NEOs (excluding the CEOs) included for the purposes of calculating the average amounts in each applicable year are the same as the table noted in footnote (5) above. The dollar amounts reported do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the CEOs) during the applicable year. In accordance with the requirements of Item 402(v) of SEC Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding the CEOs) for each year to determine the compensation actually paid, using the same methodology described above in footnote (4).

Year	Average Reported Summary Compensation Table Total for NEOs	Average Reported Grant Date Fair Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Fair Value of Awards Forfeited	Average Compensation Actually Paid to NEOs
2024	$709,298	$(270,685)	$150,881	$(3,780)	—	—	$585,714
2023	$703,591	$(163,198)	$160,957	$(36,020)	—	—	$665,330
2022	$622,794	$(151,996)	$179,681	—	—	—	$650,479
2021	$753,751	$(162,275)	$232,544	$(21,925)	$36,919	—	$839,014
2020	$785,615	$(115,964)	$42,875	$(190,950)	$67,188	—	$588,764
(a)
The amounts deducted or added in calculating the total average equity award adjustments were determined In the same method described in footnote (4)b above and are as follows:

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Executive Compensation
Year	Average Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in Applicable Year	Average Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Dollar Value of Dividends or Other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2024	$179,742	$(16,528)	$(12,333)	—	—	$150,881
2023	$257,703	$(37,755)	$(58,991)	—	—	$160,957
2022	$177,057	$10,798	$(8,174)	—	—	$179,681
2021	$160,262	$40,836	$31,446	—	—	$232,544
2020	$115,443	$(40,684)	$(31,884)	—	—	$42,875
(b)
The amounts added in calculating the total average pension benefit adjustments are as follows:

Year	Average Pension Service Cost	Average SERP Prior Service Cost	Average SERP Service Cost	Total Average Pension Benefit Adjustments
2024	—	—	—	—
2023	—	—	—	—
2022	—	—	—	—
2021	—	—	$36,919	$36,919
2020	—	$36,244	$30,944	$67,188
(7)
Represents the cumulative five-year total return to shareholders of our common stock and assumes that the value of the investment was $100 on December 31, 2019 and that the subsequent dividends were reinvested. The stock price performance included in this column is not necessarily indicative of future stock price performance.

(8)
Represents a cumulative five-year total return to shareholders of a peer group. The peer group used is the “KBW NASDAQ Bank Index” as listed under Item 5 of our Annual Report on Form 10-K for the years ended December 31, 2020, 2021, 2022, 2023 and 2024, respectively.

(9)
The dollar amounts reported represent the amount of net income (in thousands) reflected in the Company’s audited consolidated financial statements for the applicable year.

(10)
Pre-tax income has been chosen as a “Selected Performance Measure.” While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Pre-tax income is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in this table) used by the Company to link compensation actually paid to the Company’s NEOs for the most recently completed fiscal year, to the Company’s performance.

Financial Performance Measures
As described in greater detail in the section captioned “Executive Compensation—Compensation Discussion and Analysis” The Company’s executive compensation program includes variable components in the form of annual incentive compensation and long-term incentive awards. The metrics that the Company uses for both annual incentive compensation and long-term incentive awards are selected based on an objective of incentivizing our CEO and NEOs (excluding the CEO) to increase shareholder value. The metrics are also correlated with the Company’s strategic plan as approved each year by the Board. Changes in shareholder value are reflected in compensation actually paid above through the fair value of the Company’s equity awards. Compensation actually paid for 2021 reflects an increase in the fair value of these equity awards as a result of an increase in the Company’s common share price from $8.87 at December 31, 2020 to $11.94 at December 31, 2021. Compensation actually paid for 2022 reflects an increase in the fair value of these equity awards as a result of an increase in the Company’s common share price from $11.94 at December 31, 2021 to $13.00 at December 31, 2022. Compensation actually paid for 2023 reflects a decrease in the fair value of these equity awards as a result of a decrease in the Company’s common share price from $13.00 at December 31, 2022 to $9.92 at December 31, 2023, partially offset by an increase in the estimated vesting percentile. Compensation actually paid for 2024 reflects a decrease in the fair value of these equity awards primarily as a result of the decrease in the estimated vesting percentile and also partially as a result of a decrease in the Company’s common share price from $9.92 at December 31, 2023 to $9.38 at December 31, 2024. The most important financial performance measures used by the Company to link executive compensation actually paid to the CEO and other NEOs (excluding the CEO) for the most recently completed fiscal year, to the Company’s performance are as follows:
•
Pre-tax Income

•
Nonperforming Assets

•
Loan Growth

•
Deposit Growth

52   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail in the section captioned “Executive Compensation—Compensation Discussion and Analysis” the Company’s executive compensation program includes variable components in the form of annual incentive compensation and long- term incentive awards. While the Company utilizes several performance measures to align executive compensation with performance, all of those measures are not presented in the “Pay Versus Performance Table for 2024.” Moreover, the Company generally seeks to incentivize long-term performance and, therefore, does not specifically align the Company’s performance measures with compensation actually paid (as computed in accordance with Item 402(v) of SEC Regulation S-K) for a particular year. In accordance with Item 402(v) of SEC Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the “Pay Versus Performance Table for 2024.”
The following graphs show the relationship between the average of the compensation actually paid to our NEOs and the compensation actually paid to our CEOs (compensation actually paid is aggregated by year) to our total shareholder return, net income and pre-tax income, and the relationship between our cumulative total shareholder return and the cumulative total shareholder return of the peer group, each over the five fiscal years ending December 31, 2024 as reported in the table above.
Though, the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure of pre-tax income which is a measure used in the overall executive compensation program.

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Executive Compensation
The Company uses pre-tax income as one of the performance measures in the overall executive compensation program including equity awards.
Executive Contracts
Robertson Clay Jones—On September 15, 2022, the Company and Heritage Bank of Commerce entered into a new employment agreement with Mr. Jones at the time when he assumed his new position as President and Chief Executive Officer of the Company and Heritage Bank of Commerce. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Mr. Jones received an annual salary of $673,014 for 2024. Mr. Jones is entitled to annual increases as determined by the Personnel and Compensation Committee in connection with his annual review. Mr. Jones also is entitled to participate in the Executive Officer Cash Incentive Program and in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. The Company provides Mr. Jones, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Jones also receives Company-paid life insurance coverage in the amount of $700,000. The Company will reimburse Mr. Jones for up to $1,200 for tax consultation and tax return preparation. He is also reimbursed for expenses that exceed insurance coverage for an annual physical examination, certain long-term care policy expenses, monthly dues for one country club membership and one social club membership. He receives an automobile allowance in the amount of $1,000 per month, together with reimbursements for gasoline and maintenance expenditures. Under his employment agreement, Mr. Jones is entitled

54   Heritage Commerce Corp • 2025 Proxy Statement

Executive Compensation
to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Susan Just—On February 1, 2024, the Company entered into an amended and restated employment agreement with Susan Just. The employment agreement was for a one-year initial term based on the effective date of her original employment agreement, September 7, 2023, after which her employment became at-will. Under the agreement, Ms. Just received an annual salary of $352,580 for 2024, with annual increases as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee based upon her annual performance review. In addition to her salary, she was eligible to participate in the Executive Officer Cash Incentive Program. Ms. Just participates in the Company’s 401(k) plan, under which she receives matching contributions up to $3,000, and in the Company’s Employee Stock Ownership Plan. The Company provides to Ms. Just, at no cost to her, group life, health, accident and disability insurance coverage for herself and her dependents. Ms. Just also receives an automobile allowance in the amount of $500 per month. Ms. Just was provided with life insurance coverage in the amount of two times her salary not to exceed $700,000. She was also provided with long term care insurance, with a lifetime benefit of up to $72,000. Under her employment agreement, Ms. Just is entitled to certain severance benefits on termination of her employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Lawrence D. McGovern—On July 1, 2011, the Company entered into an employment agreement with Lawrence D. McGovern. Mr. McGovern’s employment agreement had an initial term of one year and provided for automatic one-year extensions. The agreement provided for annual increases in compensation as determined by the Chief Executive Officer and the Compensation Committee based upon his annual performance review, and he received an annual salary for 2024 of $431,268. He was also entitled to participate in the Executive Officer Cash Incentive Program, although because he did not serve as CFO as of December 31, 2024, he received no awards under that program for that fiscal year. Mr. McGovern also participated in the Company’s 401(k) plan, under which he could receive matching contributions up to $3,000, and in the Company’s Employee Stock Ownership Plan. Mr. McGovern also received certain other perquisites summarized in the Summary Compensation Table at page 47, and upon his termination he received a one-time payment of COBRA benefits in the amount of $95,000. Mr. McGovern served as Chief Financial Officer until November 18, 2024, after which he remained with the Company in an advisory capacity until his departure on February 14, 2025. The Company has no additional obligations under Mr. McGovern’s employment agreement, although he is entitled to certain benefits under the SERP program described at page 60.
Deborah K. Reuter—On March 23, 2023, the Company entered into an employment agreement with Deborah K. Reuter, which became effective on April 1, 2023. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Ms. Reuter received an annual salary of $361,286 for 2024 with annual increases as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee based upon her annual review. In addition to her salary, she is eligible to participate in the Executive Officer Cash Incentive Program. Ms. Reuter also participates in the Company’s 401(k) plan, under which she may receive matching contributions up to $3,000. The Company provides to Ms. Reuter, at no cost to her, group life, health, accident and disability insurance coverage for herself and her dependents. Ms. Reuter receives an automobile allowance in the amount of $700 per month, as well as Company-paid life insurance coverage in the amount of two times her salary not to exceed $700,000. She is also provided with long term care insurance, with a lifetime benefit of up to $72,000. Under her employment agreement, Ms. Reuter is entitled to certain severance benefits on termination of her employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Thomas A. Sa—On September 26, 2024, the Company entered into an at-will employment agreement with Thomas A. Sa. Under the agreement, Mr. Sa receives an initial annual salary of $475,000 with annual increases as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee in connection with his annual review. In addition to his salary, he is eligible to participate in the Executive Officer Cash Incentive Program. Mr. Sa participates in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. The Company provides to Mr. Sa, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Sa receives an automobile allowance in the amount of $750 per month, as well as Company-paid life insurance coverage in the amount of two times his salary not to exceed $700,000. He is also provided with long term care insurance, with a lifetime benefit of up to $72,000. At the time the employment agreement was entered into, Mr. Sa was awarded restricted stock units with a value of $400,000 that vests over three years. Under his employment agreement, Mr. Sa is entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Dustin M. Warford—On February 1, 2024, the Company entered into an employment agreement with Dustin M. Warford. Under the agreement, Mr. Warford receives an initial annual salary of $362,070 with annual increases as determined by the Company’s Chief Executive Officer and the Personnel and Compensation Committee in connection with his annual review. In addition to his salary, he

Heritage Commerce Corp • 2025 Proxy Statement   55

Executive Compensation
is eligible to participate in the Executive Officer Cash Incentive Program. Mr. Warford participates in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. The Company provides to Mr. Warford, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Warford receives an automobile allowance in the amount of $800 per month. Mr. Warford is provided with life insurance coverage in the amount of two times his salary not to exceed $700,000. He is also provided with long term care insurance, with a lifetime benefit of up to $72,000. Under his employment agreement, Mr. Warford is entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Plan Based Awards
Equity Based Plans. In 2013, the Board approved the Heritage Commerce Corp 2013 Equity Incentive Plan (“2013 Equity Plan”) to replace its previous 2004 Equity Plan. The 2013 Equity Plan was approved by the Company’s shareholders at the 2013 Annual Meeting. At the 2020 Annual Meeting the shareholders approved an amendment to the 2013 Equity Plan to increase the number of shares authorized under the 2013 Equity Plan from 3,000,000 to 5,000,000.
In 2023, the Board of Directors approved the 2023 Equity Incentive Plan (“2023 Equity Plan”) to replace the 2013 Equity Plan which expired by its terms in 2023. The 2023 Equity Plan was approved by the Company’s shareholders at the 2023 Annual Meeting. The purpose of the 2023 Equity Plan is to promote the long-term success of the Company and the creation of shareholder value. The Board believes that the availability of stock awards is a key factor in the ability of the Company to attract and retain qualified individuals to serve as directors, officers and employees. Under the 2023 Equity Plan incentives are provided through the grant of stock options , restricted stock, RSUs and PRSUs awards.
In connection with its acquisition of Presidio Bank in October 2019, the Company assumed the Presidio Bank Amended and Restated 2006 Stock Option Plan and the Presidio Bank 2016 Equity Incentive Plan (collectively the “Presidio Equity Plans”) and the options issued and outstanding at the time of the acquisition. The issued and outstanding options were exchanged for options to acquire an aggregate of 1,176,757 shares of the Company’s common stock at an adjusted weighted average exercise price of $5.05.
Executive Officer Cash Incentive Program. On September 21, 2023, the Board granted the Committee full authority over the administration and decisions outlined in the Executive Officer Cash Incentive Plan, which governs the Executive Officer Cash Incentive Program, and which is reviewed and updated annually. Under the Executive Officer Cash Incentive Program executives are eligible for target bonuses which are expressed as a percentage of their respective base salaries which increase as the level of performance of established goals increases. The bonuses are tied directly to the satisfaction of overall Company performance and qualitative objectives for the year. See “Compensation Discussion and Analysis—Executive Officer Cash Incentive Program.”
The following table provides information on the potential performance-based awards available if defined performance objectives were achieved in 2024 for each of the Company’s named executive officers under the Company’s Executive Officer Cash Incentive Plan, and stock units or other stock awards granted to the named executive officers for the year ended December 31, 2024:

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Executive Compensation
Grants of Plan-Based Awards
Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(i)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(i)	Exercise or Base Price of Option Awards ($/Sh) (k)(1)(3)	Grant Date Fair Value of Stock And Options Awards (l)(1)
		Threshold (c)	Target (d)	Maximum (e)	Threshold (f)	Target (g)	Maximum (h)
Robertson Clay Jones	5/2/2024	—	—	—	—	—	—	678	—	—	$5,566
	3/8/2024	—	—	—	—	—	—	39,635	—	—	$336,501
	3/8/2024	—	—	—	—	—	—	39,636	—	—	$336,510
	2/29/2024	$252,380	$504,761	$757,141	—	—	—	—	—	—	—
Susan Just	3/8/2024	—	—	—	—	—	—	12,458	—	—	$105,768
	3/8/2024	—	—	—	—	—	—	12,459	—	—	$105,777
	2/29/2024	$79,331	$158,661	$237,991	—	—	—	—	—	—	—
Lawrence D. McGovern*	5/2/2024	—	—	—	—	—	—	301	—	—	$2,471
	3/8/2024	—	—	—	—	—	—	17,778	—	—	$150,935
	3/8/2024	—	—	—	—	—	—	17,779	—	—	$150,944
	2/29/2024	$107,817	$215,634	$323,451	—	—	—	—	—	—	—
Deborah K. Reuter	5/2/2024	—	—	—	—	—	—	226	—	—	$1,855
	3/8/2024	—	—	—	—	—	—	12,766	—	—	$108,383
	3/8/2024	—	—	—	—	—	—	12,766	—	—	$108,383
	2/29/2024	$81,289	$162,579	$243,868	—	—	—	—	—	—	—
Thomas A. Sa	11/18/2024	—	—	—	—	—	—	37,664	—	—	$399,992
	5/31/2024	$118,750	$237,500	$356,250	—	—	—	—	—	—	—
Dustin M. Warford	5/2/2024	—	—	—	—	—	—	205	—	—	$1,683
	3/8/2024	—	—	—	—	—	—	12,793	—	—	$108,613
	3/8/2024	—	—	—	—	—	—	12,794	—	—	$108,621
	2/29/2024	$81,466	$162,932	$244,397	—	—	—	—	—	—	—
*
Mr. McGovern served as the Executive Vice President and Chief Financial Officer until November 18, 2024, after which he continued to serve in an advisory role until his departure on February 14, 2025.

(1)
These potential performance based awards were established under the Executive Officer Cash Incentive Program if the indicated level of performance was achieved in 2024 as described further in the “Compensation and Discussion Analysis—Executive Officer Cash Incentive Program” and in the discussion under “Plan Based Awards—Executive Officer Cash Incentive Program.” They do not represent the actual payments made to the named executive officers. The payments made for actual performance in 2024 are reflected in column (g) in the Summary Compensation Table.

(2)
This column reflects restricted stock, RSUs and PRSUs awards granted in 2024 pursuant to the 2023 Equity Plan.

(3)
The amounts shown in column (l) reflect the applicable full grant date fair values for restricted stock award in accordance with ASC 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the restricted stock awards were issued. The assumptions used in calculating the valuation for stock and options awards may be found in Note 12 to the Company’s consolidated financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2025.

Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not grant stock options or similar equity awards in anticipation of the release of material nonpublic information, such as a significant positive or negative earnings announcement, and do not time the public release of such information based on grant dates. Additionally, we do not grant stock options or similar equity awards during periods in which there is material nonpublic information about the Company or Bank, including (i) during our “blackout” periods or outside “trading windows” established under our Insider Trading Policy or (ii) at any time between four business days prior to or one business day following the filing of our periodic reports or a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock.
Our executive officers are not permitted to choose the grant date for their grants. The Company’s practice is to approve annual equity awards to eligible recipients, including our NEOs, on a pre-determined date in March of each year, with the exception of grants

Heritage Commerce Corp • 2025 Proxy Statement   57

Executive Compensation
related to new hires or other off-cycle awards. The grants are effective on the date on which they are approved (or on the next trading day following such date if it is not a trading day).
In accordance with our policy, during the 2024 fiscal year, none of our NEOs were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information (other than a Form 8-K that disclosed a material new option award grant under Item 5.02(e)), and ending one business day after the filing or furnishing of such reports.
Equity Compensation Plan Information
The following table shows the number and weighted average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under equity compensation plans at December 31, 2024:
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,222,496(1)	$10.73	900,292(2)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
(1)
Consists of 20,000 options to acquire shares under the Company’s 2023 Equity Plan, 1,976,873 options to acquire shares under the Company’s 2013 Equity Plan, and the aggregate amount of 225,623 stock options assumed under the Presidio Plans.

(2)
Available under the Company’s 2023 Equity Plan.

Outstanding Equity Awards
The following table shows the number of Company shares of common stock covered by exercisable and unexercisable stock options and the number of Company unvested shares of restricted common stock held by the Company’s named executive officers as of December 31, 2024:

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Executive Compensation
Outstanding Equity Awards at Year End
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Options Exercise Price ($)(e)	Options Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)(1)	Market Value of Shares or Units of Stock That Have Not Vested (h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (j)
Robertson Clay Jones	49,399(3)	—	—	$10.74	7/1/2028	14,378	134,866	—	—
	—	—	—	—	—	64,591	605,864	—	—
	—	—	—	—	—	76,229	715,028	—	—
Susan Just	—	—	—	—	—	5,334	50,033	—	—
	—	—	—	—	—	12,982	121,771	—	—
	—	—	—	—	—	12,981	121,762	—	—
Lawrence D. McGovern*	—	—	—	—	—	5,556	52,115	—	—
	—	—	—	—	—	28,905	271,129	—	—
	—	—	—	—	—	34,092	319,783	—	—
Deborah K. Reuter	—	—	—	—	—	4,338	40,690	—	—
	—	—	—	—	—	21,128	198,181	—	—
	—	—	—	—	—	25,037	234,847	—	—
Thomas A. Sa	—	—	—	—	—	37,664	353,288	—	—
Dustin M. Warford	11,000	1,000	—	$12.09	4/27/2031	3,083	28,909	—	—
	10,000	—	—	$8.91	4/28/2030	20,414	191,483	—	—
	10,000	—	—	$12.16	5/22/2029	23,953	224,679	—	—
	10,000	—	—	$16.80	5/1/2028	—	—	—	—
	10,000	—	—	$14.48	5/2/2027	—	—	—	—
*
Mr. McGovern served as the Executive Vice President and Chief Financial Officer until November 18, 2024, after which his served in an advisory role until his departure on February 14, 2025.

(1)
This column represents the unvested shares for restricted stock, RSU and PRSU awards granted. Restricted stock awards vest 33% per year from the date of grant for the 2021 and 2022 awards. RSUs vest 33% per year from the date of the grant for the 2024 grant. PRSUs are subject to cliff vesting after a three year performance period commencing in the initial year of the grant. The earned PRSUs, if any, shall vest on the date on which the Board certifies whether and to what extent the performance goal has been achieved following the end of the performance period.

(2)
The market value of the shares of restricted stock that have not vested is calculated by multiplying the number of shares of stock that have not vested by the closing price of our common stock at December 31, 2024, as reported on The Nasdaq Global Select Market, which was $9.38.

(3)
Stock options granted by Presidio Bank under the Presidio Plans which the Company assumed at the effective time of the acquisition of Presidio Bank. The options were adjusted to reflect the acquisition exchange ratio. The options are fully vested.

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Executive Compensation
Option Exercises and Vested Stock Awards
The following table sets forth information with regard to the exercise and vesting of stock options and vesting of shares of restricted stock for the year ended December 31, 2024, for each of the named executive officers:
Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)(b)	Value Realized upon Exercise (c)	Number of Shares Acquired on Vesting (#)(d)	Value Realized on Vesting (e)(1)
Robertson Clay Jones	31,750	—	30,512	$265,169
Susan Just	—	—	2,666	$25,807
Lawrence D. McGovern*	—	—	10,926	$128,147
Deborah K. Reuter	—	—	12,050	$98,967
Thomas A. Sa	—	—	—	—
Dustin M. Warford	—	—	6,478	$53,801
*
Mr. McGovern served as the Executive Vice President and Chief Financial Officer until November 18, 2024, after which his served in an advisory role until his departure on February 14, 2025.

(1)
The number of vested shares reflects the gross amount of shares, without netting any shares surrendered to pay taxes. The aggregate dollar amount realized upon vesting was calculated by multiplying the number of shares by the fair market value on the vesting date.

401(k) Plan
The Company has established a broad based employee benefit plan under Section 401(k) of the Internal Revenue Code of 1986 (“401(k) Plan”). The purpose of the 401(k) Plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k). The 401(k) Plan trustees administer the 401(k) Plan. The Company matched up to $3,000 of each employee’s contributions in 2024. The 401(k) Plan allows highly compensated employees to contribute up to a maximum percentage of their base salary, up to the limits imposed by the Internal Revenue Code, on a pre-tax basis. Participants choose to invest their account balances from an array of investment options as selected by plan fiduciaries. The 401(k) Plan is designed to provide for distributions in a lump sum after termination of service. However, loans and in service distributions under certain circumstances such as hardship, attainment of age 59 1/2, or a disability are permitted. For named executive officers, these amounts are included in the Summary Compensation Table under “All Other Compensation.”
Employee Stock Ownership Plan
In 1997, Heritage Bank of Commerce initiated a broad based employee stock ownership plan (“Stock Ownership Plan”). The Stock Ownership Plan was subsequently adopted by the Company as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows the Company, at its option, to purchase shares of the Company common stock on the open market. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Company on December 31. The executive officers have the same eligibility to receive awards as other employees of the Company. Awards under the Stock Ownership Plan generally vest over four years. In addition, the value of a participant’s account becomes fully vested upon reaching the age of 65 or termination of employment by death or disability. Since 2010, the Company has suspended contributions to the Stock Ownership Plan. The Stock Ownership Plan was “frozen” as of January 1, 2019. The amounts of contributions to the Stock Ownership Plan for named executive officers are included in the Summary Compensation Table in the column entitled “All Other Compensation.”
Supplemental Retirement Plan for Executive Officers
The Company has established the 2005 Amended and Restated Supplemental Executive Retirement Plan (the “SERP”) covering key employees, including several of the named executive officers. The SERP is a nonqualified defined benefit plan and is unsecured and unfunded and there are no plan assets. When the Company offers key executives participation in the SERP, the supplemental retirement benefit awarded is based on the individual’s position within the Company and a vesting schedule determined by the desirability of incentivizing the retention element of the program. Normally the participant is 100% vested in his or her benefit at

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retirement, upon termination within two years from a change in control, or upon disability. However, the participant’s vested benefit is reduced for payment prior to retirement age in accordance with the SERP terms, should that be selected by the participant.
The Company has reduced its use of the SERP as a program to attract and retain executives and key employees. Other than the inclusion of the Chief Executive Officer as a result of the Presidio acquisition in 2019, it has been more than nine years since the Company has offered SERP benefits to new executives and key employees.
Normal Retirement. A participant whose employment terminates after normal retirement (as defined in the SERP) will receive 100% of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following retirement (unless selected otherwise by the participant and except executive officers who receive their benefit six months after retirement) and continuing until the death of the participant (unless the joint survivor option is selected).
Early Retirement. In order to be eligible for early retirement benefits, the SERP requires the participant to terminate employment (for reasons other than for cause or within two years from a change of control) after the date that the participant is at least 55 years old but prior to normal retirement as defined in the participant’s participation agreement. The participant will then receive the portion of the supplemental retirement benefit that has vested as of the actual early retirement date. However, for each year (or partial year) before normal retirement age the participant receives an early retirement benefit, the vested benefit is reduced by five percent. Unless otherwise selected by the participant, the early retirement benefit will be paid monthly, with payments to commence on the first day of the month following the participant’s separation from service (except executive officers who receive their benefit six months from retirement) and continuing until the death of the participant (unless the joint survivor option is selected).
Termination before Early Retirement. If a participant’s employment is terminated without cause or the participant resigns, the participant shall be eligible to receive the portion of the supplemental retirement benefit that has vested as of the effective date of termination reduced by 5% for each year (or partial year) that the participant’s benefits are paid prior to the participant’s normal retirement age. Benefits are payable monthly commencing on the first of the month elected by the participant but not before the participant’s early retirement age (except executive officers who receive their benefit six months from retirement), and continuing until the death of the participant (unless the joint survivor option is selected).
Disability. In the event a participant becomes disabled, the participant will receive the actuarial equivalent of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following determination that the participant is disabled and continuing until the death of the participant.
Cause. If a participant’s employment is terminated for cause, the participant forfeits any rights the participant may have under the SERP.
Change of Control. If a participant’s employment is terminated for any reason (except cause or after qualifying for normal retirement) within two years following a change of control, the participant will receive 100% of his or her supplemental retirement benefit commencing at the later of the first month following the age selected by the participant or the first month following the participant’s separation from service (except executive officers who receive their benefit six months from separation of service), and continuing until the death of the participant (unless the joint survivor option is selected). In the event payments commence prior to the participant’s normal retirement age, then the benefit due to the participant will be reduced by 5% for each year (or partial year) that the participant’s benefit is paid prior to the participant’s normal retirement age.
The Company has purchased life insurance contracts on the participants in order to finance the cost of these benefits and it is anticipated that, because of the tax advantaged effect of this life insurance investment, the return on the life insurance contracts will be approximately equal to the accrued benefits to the participants under the SERP, other than in the event of accelerated vesting because of the change of control.
The following table shows the present value of the accumulated benefit payable to each of the named executive officers that participate in the SERP, including the number of service years credited to each named executive officer at December 31, 2024:
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(c)	Present Value of Accumulated Benefit(1)(2) ($)(d)	Payments During Last Fiscal Year ($)(e)
Robertson Clay Jones	Heritage Commerce Corp SERP	14	$164,500	—
Lawrence D. McGovern*	Heritage Commerce Corp SERP	26	$1,614,800	—
Deborah K. Reuter	Heritage Commerce Corp SERP	31	$1,012,900	—

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Executive Compensation
*
Mr. McGovern served as the Executive Vice President and Chief Financial Officer until November 18, 2024, after which his served in an advisory role until his departure on February 14, 2025.

(1)
The amounts in column (d) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2025.

(2)
All SERP agreements are fully vested.

Deferred Compensation Plan
In January 2004, the Company adopted the Heritage Commerce Corp Nonqualified Deferred Compensation Plan for certain executive officers. The purpose of the plan is to offer those employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to Section 451 of the Internal Revenue Code of 1986, as amended. The plan is intended to be a “top hat” plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) under Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974. The executive may elect to defer up to 100% of any bonus and 50% of any regular salary into the Deferred Compensation Plan. Amounts deferred are invested in a portfolio of approved investment choices as directed by the executive. Under the Deferred Compensation Plan, the Company may make discretionary contributions for the executive, but has not done so. Amounts deferred by executives to the plan will be distributed at a future date they have selected or upon termination of employment. The executive can select a distribution schedule of up to fifteen years.
Change of Control Arrangements and Termination of Employment
Equity Plans. Several of the named executive officers hold options granted under the 2013 Equity Plan. Under these plans, option holders will be given 30 days advance notice of the consummation of a change of control transaction during which time the option holders will have the right to exercise their options, and all outstanding options become immediately vested. The options terminate on the consummation of the change of control. In the event the option holder dies or becomes disabled, the option holder or his or her estate will have 12 months to exercise those options that have vested as of the date of termination of employment from a disability or death.
Equity Awards. Equity awards held by named executive officers are generally subject to vesting requirements. Except for a limited number of options awarded under our 2013 Equity Plan, the terms of these awards provide that the vesting of the award will accelerate upon a change of control of the Company, or the holder’s death or disability.
Supplemental Executive Retirement Plan. Several of the named executives are participants in the 2005 Amended and Restated Supplemental Executive Retirement Plan. If a participant’s employment is terminated without cause or the participant resigns, the participant shall be eligible to receive the portion of the supplemental retirement benefit that has vested as of the effective date of termination reduced by 5% for each year (or partial year) that the participant’s benefits are paid prior to the participant’s normal retirement age. Benefits are payable monthly commencing on the first of the month elected by the participant (except executive officers who receive their benefits six months from separation from service), but not before the participant’s early retirement age, and continuing until the death of the participant (unless the joint survivor option is selected). In the event a participant becomes disabled, the participant will receive the actuarial equivalent of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following determination that the participant is disabled and continuing until the death of the participant. If a participant’s employment is terminated for cause, the participant forfeits any rights the participant may have under the plan. If a participant’s employment is terminated for any reason (except cause or after qualifying for normal retirement) within two years following a change of control, the participant will receive 100% of his or her supplemental retirement benefits commencing at the later of the first month following the age selected by the participant, or the first month following the participant’s separation from service (except executive officers who receive their benefits six months from separation from service), and continuing until the death of the participant (unless the joint survivor option is selected). In the event payments commence prior to the participant’s normal retirement age, then the benefit due to the participant will be reduced by 5% for each year (or partial year) that the participant’s benefit is paid prior to the participant’s normal retirement age.
Mr. Jones’ Employment Agreement. If Mr. Jones’ employment agreement is terminated without cause, he will be entitled to a lump sum payment equal to two times his base salary and his average annual bonus during the last three years. If Mr. Jones’ employment is terminated by the Company or he resigns for good reason 120 days before or within two years after a change in control, he will be entitled to a lump sum payment of 2.75 times his base salary and his average annual bonus during the last three years. If Mr. Jones’ employment is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the

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same level as at the time of termination for a period of 12 months from the date of termination. If Mr. Jones’ employment is terminated by the Company as a result of a change in control, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of his employment, Mr. Jones has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Ms. Just’s Employment Agreement. If Ms. Just’s employment is terminated without cause, she will be entitled to a lump sum payment equal to one times her base salary and her average annual bonus during the last three years. If Ms. Just’s employment is terminated by the Company or she resigned for good reason 120 days before or within two years after a change in control, she will be entitled to a lump sum payment of two times her base salary and her average annual bonus during the last three years. If Ms. Just’s employment is terminated by the Company without cause, her participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Ms. Just’s employment is terminated by the Company as a result of a change in control, or she resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of her employment, Ms. Just has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Mr. Sa’s Employment Agreement. If Mr. Sa’s employment agreement is terminated without cause, he will be entitled to a lump sum payment equal to one times his base salary and his average annual bonus during the last three years. If Mr. Sa’s employment is terminated by the Company or he resigns for good reason 120 days before or within two years after a change in control, he will be entitled to a lump sum payment of two times his base salary and his average annual bonus during the last three years. If Mr. Sa’s employment is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Mr. Sa’s employment is terminated by the Company as a result of a change in control, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of his employment, Mr. Sa has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Mr. McGovern’s Employment Agreement. Mr. McGovern served as Executive Vice President and Chief Financial Officer of the Company until November 18, 2024, and he continued in an advisory role until February 14, 2025. Under Mr. McGovern’s employment agreement, if Mr. McGovern’s employment was terminated without cause, he would be entitled to a lump sum payment equal to one times his base salary, his highest annual bonus in the last three years and his annual automobile allowance. In connection with this agreement the Company paid Mr. McGovern a severance benefit of $661,041 on his separation date. Further, because the employment agreement was terminated by the Company without cause, his participation in group insurance coverage was to continue on at least the same level as at the time of termination for a period of 12 months from the date of termination, as a result of which the Company made a one-time payment of $95,000 upon termination of his employment. Additionally, following the termination of his employment, Mr. McGovern agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Ms. Reuter’s Employment Agreement. If Ms. Reuter’s employment agreement is terminated without cause, she will be entitled to a lump sum payment equal to one times her base salary and her average annual bonus during the last three years. If Ms. Reuter’s employment is terminated by the Company or she resigns for good reason 120 days before or within two years after a change in control, she will be entitled to a lump sum payment of two times her base salary and her average annual bonus during the last three years. If Ms. Reuter’s employment is terminated by the Company without cause, her participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Ms. Reuter’s employment is terminated by the Company as a result of a change in control, or she resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of her employment, Ms. Reuter has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
Mr. Warford’s Employment Agreement. If Mr. Warford’s employment agreement is terminated without cause, he will be entitled to a lump sum payment equal to one times his base salary and his average annual bonus during the last three years. If Mr. Warford’s

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Executive Compensation
employment is terminated by the Company or he resigns for good reason 120 days before or within two years after a change in control, he will be entitled to a lump sum payment of two times his base salary and his average annual bonus during the last three years. If Mr. Warford’s employment is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Mr. Warford’s employment is terminated by the Company as a result of a change in control, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of his employment, Mr. Warford has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or clients.
The following tables summarize the payments which would be payable to our named executive officers in the event of various termination scenarios as of December 31, 2024. This information is for illustrative purposes only. Regardless of the manner in which a named executive’s employment terminates, the officer would be entitled to: (i) the vested portion of any stock option or restricted stock, and (ii) the vested portion of the officer’s benefit under the SERP.
	Change in Control	Involuntary Termination Without Cause	Termination for Good Reason	Death	Disability
Robertson Clay Jones
Cash severance under employment agreement	$2,557,219	$1,859,795	$1,859,795	$—	$—
Health insurance premiums	116,196	58,098	58,098	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Split-dollar death benefits (upon death)	—	—	—	1,190,270	—
Unvested restricted stock awards, RSU and PRSU (accelerated)	1,455,757	—	—	1,455,757	1,455,757
Outplacement services	5,000	—	—	—	—
Total:	$4,134,172	$1,917,893	$1,917,893	$3,346,027	$1,707,757
Susan Just
Cash severance under employment agreement	$785,262	$432,682	$—	$—	$—
Health insurance premiums	82,364	41,182	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	293,566	—	—	293,566	293,566
Total:	$1,161,192	$473,864	$—	$993,566	$545,566
Lawrence D. McGovern(2)
Cash severance under employment agreement	$1,305,802	$652,901	$—	$—	$—
Health insurance premiums	82,364	41,182	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Split-dollar death benefits (upon death)	—	—	—	777,107	—
Unvested restricted stock awards, RSU and PRSU (accelerated)	643,027	—	—	643,027	643,027
Total:	$2,031,193	$694,083	$—	$2,120,134	$895,027

64   Heritage Commerce Corp • 2025 Proxy Statement

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	Change in Control	Involuntary Termination Without Cause	Termination for Good Reason	Death	Disability
Deborah K. Reuter
Cash severance under employment agreement	$1,012,987	$506,494	$—	$—	$—
Health insurance premiums	65,413	32,707	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Split-dollar death benefits (upon death)	—	—	—	561,431	—
Unvested restricted stock awards, RSU and PRSU (accelerated)	473,718	—	—	473,718	474,718
Total:	$1,552,118	$539,201	$—	$1,735,149	$725,718
Thomas A. Sa
Cash severance under employment agreement	$1,015,000	$540,000	$—	$—	$—
Health insurance premiums	51,884	25,942	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	353,288	—	—	353,288	353,288
Total:	$1,420,172	$565,942	$—	$1,053,288	$605,288
Dustin M. Warford
Cash severance under employment agreement	$830,807	$468,737	$—	$—	$—
Health insurance premiums	70,751	35,375	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards, RSU and PRSU (accelerated)	445,072	—	—	445,072	445,072
Total:	$1,346,630	$504,112	$—	$1,145,072	$697,072
(1)
This balance represents the annual payment of long-term disability for the named executive officers. This long-term payment would begin after an elimination period and a twenty-five week short term disability period. This long-term disability payment will increase by 3% (cost of living adjustment) over the first ten years of payments and cease at age 65.

(2)
Mr. McGovern served as the Executive Vice President and Chief Financial Officer until November 18, 2024, after which his served in an advisory role until his departure on February 14, 2025.

Heritage Commerce Corp • 2025 Proxy Statement   65

Beneficial Ownership of Common Stock
The following table sets forth information as of February 28, 2025, pertaining to beneficial ownership of the Company’s common stock by persons known to the Company to own 5% or more of the Company’s common stock, directors and nominees to be elected to the Board, the executive officers named in the Summary Compensation Table presented in this proxy statement, and all directors and executive officers of the Company, as a group. This information has been obtained from the Company’s records, or from information furnished directly by the individual or entity to the Company.
For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of February 28, 2025, are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.
Name of Beneficial Owner(1)	Position	Shares Beneficially Owned(2)(3)	Exercisable Options	Percent of Class(3)
Julianne M. Biagini-Komas	Director	53,560(4)	—	*
Bruce H. Cabral	Director	131,612(5)	7,410	*
Jack W. Conner	Director and Chairman of the Board	161,876(6)	—	*
Jason DiNapoli	Director	377,933(7)	—	*
Stephen G. Heitel	Director	207,066(8)	—	*
Kamran F. Husain	Director	19,072(9)	—	*
Robertson Clay Jones	President and Chief Executive Officer	294,838(10)(21)	49,399	*
Susan Just	Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce	8,000(11)(21)	—	*
Lawrence D. McGovern(23)	Former Executive Vice President and Chief Financial Officer	139,972(12)(21)	—	*
Deborah K. Reuter	Executive Vice President/Chief Risk Officer and Corporate Secretary	89,736(13)(21)	—	*
Laura Roden	Director	50,947(14)	—	*
Thomas A. Sa	Executive Vice President, Chief Operating Officer and Interim Financial Officer	—(15)(21)	—	*
Marina H. Park Sutton	Director	125,479(16)	12,350	*
Dustin M. Warford	Executive Vice President, Chief Banking Officer of Heritage Bank of Commerce	65,026(17)(21)	52,000	*
All directors, and executive officers (16 individuals)(22)		1,667,273	134,159	2.71%
BlackRock Inc.		5,305,057(18)	—	8.63%
Dimensional Fund Advisors LP		3,262,544(19)	—	5.31%
FJ Capital Management LLC		3,383,156(20)	—	5.50%

*
Less than one percent (1%).

(1)
Except as otherwise noted, the address for all persons is c/o Heritage Commerce Corp, 224 Airport Parkway, San Jose, California, 95110.

(2)
Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect all previous stock splits and stock dividends.

(3)
Includes shares beneficially owned (including options exercisable within 60 days of February 28, 2025, see “Exercisable Options”).

(4)
Includes 5,889 shares of restricted stock that have not vested and of which Ms. Biagini-Komas has the right to vote.

(5)
Includes 118,313 shares held indirectly by trust. Also includes 5,889 shares of restricted stock that have not vested and of which Mr. Cabral has the right to vote.

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(6)
Includes 44,344 shares held by Mr. Conner’s spouse. Also includes 10,011 shares of restricted stock that have not vested and of which Mr. Conner has the right to vote.

(7)
Includes 342,437 shares held by a partnership. Also includes 5,889 shares of restricted stock that have not vested and of which Mr. DiNapoli has the right to vote.

(8)
Includes 48,308 shares held by Individual Retirement Account. Also includes 5,889 shares of restricted stock that have not vested and of which Mr. Heitel has the right to vote.

(9)
Includes 5,889 shares of restricted stock that have not vested and of which Mr. Husain has the right to vote.

(10)
Also includes 14,378 shares of restricted stock that have not vested and of which Mr. Jones has the right to vote.

(11)
Includes 5,334 shares of restricted stock that have not vested and of which Ms. Just has the right to vote.

(12)
Includes 4,980 shares held by Mr. McGovern in a personal Individual Retirement Account. Includes 113,550 shares held indirectly by trust.

(13)
Includes 4,338 shares of restricted stock that have not vested and of which Ms. Reuter has the right to vote.

(14)
Includes 35,000 shares held by living trust. Includes 5,889 shares of restricted stock that have not vested and of which Ms. Roden has the right to vote.

(15)
As of February 28, 2025, Mr. Sa did not own any shares, including any options exercisable within 60 days of February 28, 2025.

(16)
Includes 48,165 shares held indirectly by a trust. Includes 5,889 shares of restricted stock that have not vested and of which Ms. Sutton has the right to vote.

(17)
Includes 3,082 shares of restricted stock that have not vested and of which Mr. Warford has the right to vote.

(18)
BlackRock, Inc. is an investment management firm and may be deemed to beneficially own 5,305,057 shares of the Company, which are held of record by clients of BlackRock, Inc. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. All of the foregoing information has been obtained by Schedule 13G filed with the SEC on February 7, 2025.

(19)
Dimensional Fund Advisors LP is an investment advisor to four registered investment companies and serves as investment manager or sub-adviser to certain commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The address for Dimension Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746. All of the foregoing information has been obtained by Schedule 13G filed with the SEC on October 31, 2024.

(20)
Consists of 2,907,845 shares of common stock of the Issuer held by Financial Opportunity Fund LLC and 94,775 shares of common stock of the Issuer held by Financial Opportunity Long/Short Fund LLC, of which FJ Capital Management LLC is the managing member, and 380,536 shares of common stock of the Issuer held by managed accounts that FJ Capital Management manages. Martin Friedman is the Managing Member of FJ Capital Management LLC; as such, Mr. Friedman may be deemed to be a beneficial owner of reported shares but as to which Mr. Friedman disclaims beneficial ownership. The address for FJ Capital Management LLC is 7901 Jones Branch Drive, Suite 210 McLean, VA 22102. All of the foregoing information has been obtained by Schedule 13G filed with the SEC on February 12, 2025.

(21)
The Company’s Employee Stock Ownership Plan owns 83,319 shares of our common stock, all of which have been allocated. These include shares held for the account of the following named executive officers and includes in the table for Mr. McGovern 5,839 shares, Ms. Reuter 4,078 shares, Mr. Warford 385 shares, and zero shares for Ms. Just, Mr. Sa and Mr. Jones. Mr. Sa is one of the three trustees of the Employee Stock Ownership Plan. As trustees, they have the power to vote any unallocated shares of the Employee Stock Ownership Plan (currently no shares are unallocated) and allocated shares for which voting instructions are not otherwise provided.

(22)
Includes directors, director nominees and current executive officers.

(23)
Mr. McGovern served as Executive Vice President and Chief Financial Officer until November 18, 2024, after which he continued to serve in an advisory role to assist with the transition of the new Interim Chief Financial Officer until his departure on February 14, 2025.

Heritage Commerce Corp • 2025 Proxy Statement   67

Proposal 4—Ratification of Independent Registered Public Accounting Firm
The Board, upon the recommendation of its Audit Committee, has ratified the selection of Crowe LLP to serve as our independent registered public accounting firm for 2025, subject to ratification by our shareholders. A representative of Crowe LLP will be present at the Annual Meeting to answer questions and will have the opportunity to make a statement if so desired.
We are asking our shareholders to ratify the selection of Crowe LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws, the SEC or The Nasdaq Stock Market, the Board is submitting the selection of Crowe LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of Crowe LLP, however, we reserve the discretion to retain Crowe LLP as our independent registered public accounting firm for 2025. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Audit Committee Report
In accordance with its written charter adopted by the Company’s Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During 2024, the Audit Committee met 11 times. The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer prior to public release. The Audit Committee also discussed the interim financial statements with the Chief Financial Officer and the independent auditors prior, with and without management present, to the filing of each quarterly Form 10-Q and the annual report on Form 10-K.
In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee reviewed with both the independent auditors and the internal auditor’s audit plans, scope, and results.
The Audit Committee discussed and reviewed with the independent auditor all communications required by the standards of the Public Company Accounting Oversights Board (“PCAOB”), including those described in Auditing Standard No. 1301, Communication with Audit Committees, and discussed and reviewed the results of the independent auditor’s audit of the consolidated financial statements. The Audit Committee also reviewed and discussed the results of the internal audit examinations.
The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2024, with management and the independent auditors. The Audit Committee has also reviewed “Management’s Assessment over Financial Reporting” and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, and discussed these reports and opinions with management and the independent registered public accounting firm prior to the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2024.
68   Heritage Commerce Corp • 2025 Proxy Statement

Proposal 4—Ratification of Independent Registered Public Accounting Firm
Based on the above mentioned review and discussion with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Heritage Commerce Corp
Audit Committee
Julianne M. Biagini-Komas, Chair
Kamran F. Husain
Laura Roden
Marina H. Park Sutton
March 7, 2025
The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Act of 1934, and shall not otherwise be deemed filed under these Acts.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees billed to the Company by its independent auditor:
Category of Services	Fiscal Year 2024	Fiscal Year 2023
Audit fees(1)	$760,500	$685,000
Audit related fees(2)	75,000	45,000
Tax fees(3)	100,000	100,650
All other fees(4)	11,000	10,500
Total accounting fees	$946,500	$841,150
(1)
Fees for audit services for 2024 and 2023 consisted of the audit of the Company’s annual financial statements, review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and the audit of the Company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Fees for audit related services for 2024 and 2023 consisted of financial accounting and reporting consultations, consents and other services related to SEC matters, and audits of the consolidated financial statements of the Company’s employee benefit plans.

(3)
Fees for tax services for 2024 and 2023 consisted of tax compliance and tax planning and advice.

•
Fees for tax compliance services totaled $86,000 and $69,000 in 2024 and 2023, respectively. Tax compliance services are those rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings. Such services consisted primarily of preparation of the Company’s consolidated federal and state income tax returns, trust preferred returns and a limited liability company tax return for a subsidiary entity.

•
Tax planning and advice services are those rendered with respect to proposed transactions, assistance regarding the Internal Revenue Code Section 280(G) “excise tax gross up” disclosures in the proxy statement for hypothetical events, and consultation with management regarding various internal control and accounting matters. Tax planning and advice services totaled $14,000 in 2024 and $31,650 in 2023, respectively.

(4)
All other fees consisted primarily of consulting services for the Company’s strategic objectives merger and acquisitions, and other discussions.

The ratio of tax planning and advice fees and all other fees to audit fees, audit related fees and tax compliance fees was 2.71% for 2024 and 5.28% for 2023.
In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC and the Public Company Accounting Oversight Board.

Heritage Commerce Corp • 2025 Proxy Statement   69

Proposal 4—Ratification of Independent Registered Public Accounting Firm
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that the independent registered public accountants may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accountants.
Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accountants to the Company or any of its subsidiaries. The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.
Recommendation of the Audit Committee and the Board of Directors

The Audit Committee of the Board of Directors and the Board of Directors recommends approval of the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proxy holders intend to vote all proxies they hold in favor of the proposal. If no instruction is given, the proxy holders intend to vote FOR approval of the proposal.

70   Heritage Commerce Corp • 2025 Proxy Statement

2025 Annual Meeting Information About the 2025 Annual Meeting of Shareholders Questions & Answers
Why did you send me this proxy statement?
We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2025 Annual Meeting of Shareholders (“Annual Meeting”). This proxy statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. Heritage Commerce Corp is referred to in this proxy statement as the “Company.” Along with this proxy statement, we are also sending you the Heritage Commerce Corp 2024 Annual Report on Form 10-K, which includes our consolidated financial statements.
How will our Annual Meeting be held?
The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give shareholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance shareholder access and encourage participation and communication with our Board and management.
We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location.
Shareholders of record and beneficial owners at the close of the business day on March 31, 2025, the record date, will have the ability to submit questions and vote electronically at the Annual Meeting via the virtual-only meeting platform.
Only shareholders of record and beneficial owners of shares of our common stock as of the close of the business day on March 31, 2025, the record date, may attend and participate in the Annual Meeting, including voting and asking questions electronically before and during the virtual Annual Meeting via the virtual-only meeting platform. You will not be able to attend the Annual Meeting in person.
In order to attend the Annual Meeting, you must register at register.proxypush.com/HTBK. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions before and during the Annual Meeting via the virtual-only meeting platform.
As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, May 22, 2025, shareholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 1:00 p.m., Pacific Daylight Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
Heritage Commerce Corp • 2025 Proxy Statement   71

2025 Annual Meeting Information About the 2025 Annual Meeting of Shareholders Questions & Answers
Our virtual Annual Meeting will allow shareholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by shareholders.
We will answer as many shareholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Who is entitled to vote?
We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 7, 2025, to all shareholders entitled to vote. Shareholders who were the record owners of the Company’s common stock at the close of the business day on March 31, 2025, are entitled to vote. On this record date, there were 61,611,121 shares of common stock outstanding.
What constitutes a quorum?
A majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the Annual Meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the Annual Meeting.
How many votes do I have?
Each share of common stock entitles you to one vote in person or by proxy, for each share of common stock outstanding in your name on the books of the Company as of March 31, 2025, the record date for the Annual Meeting on any matter submitted to a vote of the shareholders, except that in connection with the election of directors (Proposal 1), you may cumulate your shares (see “What is cumulative voting and how do I cumulate my shares?” on page 73). The proxy card indicates the number of votes that you have as of the record date.
Is voting confidential?
We have a confidential voting policy to protect the privacy of our shareholders’ votes. Under this policy, ballots, proxy cards and voting instructions returned to banks, brokers and other nominees are kept confidential. Only the proxy tabulator and the Inspector of Election have access to the ballots, proxy cards and voting instructions.
How do I vote by proxy?
You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or other nominee. If your shares are held by a broker or other nominee, you will receive instructions that you must follow to have your shares voted. If you hold your shares as a shareholder of record, you may vote by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided. You may also vote by telephone or over the Internet (see proxy card). Returning the proxy card will not affect your right to participate on line at the virtual the Annual Meeting and vote.
If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:
•
“FOR” the election of all 8 nominees for director;

•
“FOR” the approval of an amendment to the Company’s Bylaws to increase the range of the permitted number of directors;

•
“FOR” the approval of the advisory proposal on the Company’s 2024 executive compensation; and

•
“FOR” the ratification of the selection of Crowe LLP as our independent registered public accounting firm for 2025.

For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by marking the enclosed proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy does not have an obligation to vote for nominees not identified on the preprinted proxy card (that is, write in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), your proxy will NOT vote the shares represented by your proxy card for any such write in

72   Heritage Commerce Corp • 2025 Proxy Statement

2025 Annual Meeting Information About the 2025 Annual Meeting of Shareholders Questions & Answers
candidate, but will instead vote the shares for any and all other indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy will have discretionary authority to vote for a substitute who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy intends to vote all of the proxies in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.
What do I have to do to vote my shares if they are held in the name of my broker?
If your shares are held by your broker, sometimes called “street name” shares, you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. A “broker non vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. Proposal 1 (election of directors), Proposal 2 (amendment to the Company’s Bylaws) and Proposal 3 (advisory proposal on the 2024 executive compensation) are non-routine items on which a broker may vote only if the beneficial owner has provided voting instructions. Proposal 4 (ratification of independent registered public accounting firm for 2025) is a routine item.
How do I vote at the virtual meeting?
If you plan to attend the virtual Annual Meeting and desire to vote at the meeting you will have the opportunity to do so, but we recommend you send in a proxy card to vote. However, if your shares are held in the name of your broker, bank or other nominee, you must provide the proper codes as set forth in the proxy card.
May I vote over the Internet or by telephone?
Shareholders whose shares are registered in their own names may vote either over the Internet or by telephone. Special instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or over the Internet. Most U.S. banks and brokerage firms are clients of Broadridge Financial Solutions (“Broadridge”). As such, shareholders who receive either a paper copy of their proxy statement or electronic delivery notification have the opportunity to vote by telephone or over the Internet. If your bank or brokerage firm is a Broadridge client, your proxy card or Voting Instruction Form (“VIF”) will provide the instructions. If your proxy card or VIF does not provide instructions for Internet and telephone voting, please complete and return the proxy card in the self-addressed, postage paid envelope provided.
What is cumulative voting and how do I cumulate my shares?
For the election of directors (Proposal 1), California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by the shareholder, multiplied by the number of directors to be elected, and he/she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he/she deems appropriate.
Certain affirmative steps must be taken by you in order to be entitled to vote your shares cumulatively for the election of directors. At the shareholders’ meeting at which directors are to be elected, no shareholder is entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination at the meeting and prior to the commencement of the voting and at least one shareholder has given notice at the meeting and prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks appropriate. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.
The proxies designated on your proxy card do not, at this time, intend to cumulate votes, to the extent they have the shareholder’s discretionary authority to do so, pursuant to the proxies solicited in this proxy statement unless another shareholder gives notice to

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2025 Annual Meeting Information About the 2025 Annual Meeting of Shareholders Questions & Answers
cumulate, in which case your proxy may cumulate votes in accordance with the recommendations of the Board. Therefore, discretionary authority to cumulate votes in such an event is solicited in this proxy statement.
May I change my vote after I return my proxy?
If you fill out and return the enclosed proxy card, or vote by telephone or over the Internet, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of four ways:
•
You may send to the Company’s Corporate Secretary another completed proxy card with a later date.

•
You may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.

•
You may virtually attend the Annual Meeting and vote online.

•
If you have voted your shares by telephone or over the Internet, you can revoke your prior telephone or Internet vote by recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote.

What if I receive multiple proxy cards?
If you receive multiple proxy cards, your shares are probably registered differently or are in more than one account. Vote all proxy cards received to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, we recommend that you consolidate as many of your accounts as possible under the same name and address. If the shares are registered in your name, contact our transfer agent, EQ Shareowner Services, 1-866-883-3382; otherwise, contact your bank, broker or other nominee.
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment. Upon written or oral request, the Company will undertake to promptly deliver a separate copy of the annual report and other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the materials, you may contact our transfer agent, EQ Shareowner Services, 1-866-883-3382; otherwise, contact your bank, broker or other nominee. Any shareholders who share the same address and currently receive multiple copies of the Company’s annual report and other proxy materials who wish to receive only one copy in the future can contact our transfer agent at the telephone number listed above or their bank, broker or other nominee.
What vote is required to approve each proposal?
Approval of Proposal 1 (election of directors) requires a plurality of votes cast for each nominee. This means that the 8 nominees who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate “WITHHOLD AUTHORITY” to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Abstentions will not have any effect on the outcome of the vote. You may cumulate your votes in the election of directors as described under “What is cumulative voting and how do I cumulate my shares?” on page 73. Broker non-votes will not count as a vote on the proposal and will not affect the outcome of the vote.
Approval of Proposal 2 (approval of an amendment to the Company’s Bylaws to increase the range of the permitted number of directors) requires the affirmative vote of a majority of the outstanding shares entitled to vote.
Approval of Proposal 3 (approval of the advisory proposal on the 2023 executive compensation) and Proposal 4 (ratification of independent registered public accounting firm for 2024) each requires a vote that satisfies two criteria: (i) the affirmative vote for the proposal must constitute a majority of the common shares present or represented by proxy and voting on the proposal at the Annual Meeting and (ii) the affirmative vote for the proposal must constitute a majority of the common shares required to constitute the quorum. For purposes of Proposals 3 and 4, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented, does not constitute a majority of the voting power required to constitute a quorum. The ratification of the appointment of the independent registered public accounting firm for 2025 is a matter on which a broker or other nominee is generally empowered to vote and, therefore, no broker non-votes are expected to exist with respect to Proposal 4.
How will voting on any other business be conducted?
Your proxy card confers discretionary authority to your proxy to vote your shares on the matters which may properly be presented for action at the Annual Meeting, and may include action with respect to procedural matters pertaining to the conduct of the Annual Meeting.

74   Heritage Commerce Corp • 2025 Proxy Statement

2025 Annual Meeting Information About the 2025 Annual Meeting of Shareholders Questions & Answers
What are the costs of soliciting these proxies?
We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. We have hired Advantage Proxy to seek the proxies of custodians, such as brokers, which hold shares which belong to other people. This service will cost the Company approximately $5,500 plus expenses.
How do I obtain an Annual Report on Form 10-K?
A copy of our 2024 Annual Report on Form 10-K accompanies this proxy statement. If you would like another copy of this report, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission (“SEC”), but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Please write to:
Heritage Commerce Corp
224 Airport Parkway
San Jose, California 95110
Attention: Executive Vice President and Corporate Secretary
You can also find out more information about us at our website www.heritagecommercecorp.com.
Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. On our website you can access electronically filed copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Section 16 filings, and amendments to those reports and filings, free of charge. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants, including the Company.

Heritage Commerce Corp • 2025 Proxy Statement   75

Other Business
If any matters not referred to in this proxy statement come before the meeting, including matters incident to conducting the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this proxy statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.
76   Heritage Commerce Corp • 2025 Proxy Statement

Shareholder Proposals for 2026 Meeting
For a shareholder proposal to be included in the proxy statement for the 2026 Annual Meeting, it must comply with SEC Rule 14a-8 and be received by the Secretary of the Company at the address below no later than December 8, 2025.
A shareholder who intends to present a proposal at the Company’s 2026 Annual Meeting other than pursuant to Rule 14a-8 must comply with our Bylaws, which provide that the notice of such intention must be received by the Secretary of the Company at the address set forth below no earlier than close of business on January 22, 2026 and no later than close of business on February 21, 2026, and such proposal must be a proper matter for shareholder action under California law. Any such notice must meet the other requirements in our Bylaws.
Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of SEC Rule 14a-19(b).
Notices of intention to present proposals or nominate directors at the 2026 Annual Meeting, and all supporting materials required by our Bylaws, must be submitted by mail to Corporate Secretary, Heritage Commerce Corp, 224 Airport Parkway, San Jose, California, 95110.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. The submission of a shareholder proposal or proxy access or other director nomination does not guarantee that it will be included in our proxy statement.
HERITAGE COMMERCE CORP
Deborah K. Reuter
Executive Vice President, Chief Risk Officer and Corporate Secretary
April 7, 2025
Heritage Commerce Corp • 2025 Proxy Statement   77

Date: _________________________________¨ Please detach here ¨The Board of Directors Recommends a Vote FOR all nominees listed in Item 1 and FOR Items 2, 3 and 4.1. Election of Directors: 01 Julianne M. Biagini-Komas 05 Stephen G. Heitel02 Bruce H. Cabral 06 Kamran F. Husain Vote FOR Vote WITHHELD03 Jack W. Conner 07 Robertson Clay Jones all nominees from all nominees04 Jason DiNapoli 08 Marina H. Park Sutton (except as marked)(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the following box.)2. Approval of an amendment to the Company’s bylaws to increase the range of the permitted numberof directors. For Against Abstain3. Advisory proposal on 2024 executive compensation. For Against Abstain4. Ratification of selection of independent registered public accounting firm for the year endingDecember 31, 2025.For Against AbstainTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARDRECOMMENDS.Signature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If heldin joint tenancy, all persons should sign. Trustees,administrators, etc., should include title and authority.Corporations should provide full name of corporation and titleof authorized officer signing the Proxy.Address change? Mark box, sign and indicate changes below:Vote by Internet, Telephone, or Mail24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the namedproxies to vote your shares in the same manner as ifyou marked, signed and returned your proxy card.: INTERNET / MOBILE – www.proxypush.com/HTBKUse the Internet to vote your proxy.(PHONE – 1-866-883-3382Use a touch-tone telephone to vote your proxy.* MAIL – Mark, sign, and date your proxy card and returnit in the postage-paid envelope provided in time to bereceived by May 21, 2025.If you vote your proxy by Internet or by Telephone, youdo NOT need to mail back your Proxy Card.Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945This proxy card contains discretionary authority to your proxy to vote your shares on any other matter of which may be properly presented for action at theAnnual Meeting.

Heritage Commerce Corp224 Airport ParkwaySan Jose, CA 95110 ProxyThis proxy is solicited by the Board of Directors for use at the Annual Meeting on May 22, 2025.The shares of stock you hold in your account will be voted as you specify on the reverse side.If no choice is specified, the proxy will be voted “FOR” all nominees listed in Item 1 and “FOR” Items 2,3 and 4.By signing the proxy, you revoke all prior proxies and appoint Robertson Clay Jones and Jack W. Conner, and eachof them with full power of substitution, to vote your shares on the matters shown on the reverse side and any othermatters which may come before the Annual Meeting and all adjournments.HERITAGE COMMERCE CORPANNUAL MEETING OF SHAREHOLDERSMay 22, 20251:00 P.M. PDTSee reverse for voting instructions.To register for the virtual meeting, please follow the instructions below:•Visit register.proxypush.com/HTBK on your smartphone, tablet or computer.•As a shareholder, you will then be required to enter your control number which is located in the upper right handcorner on the reverse side of this proxy card.•After registering, you will receive a confirmation e-mail and an e-mail approximately 1 hour prior to the start ofthe meeting to the e-mail address you provided during registration with a unique link to the virtual meeting.

Signature [PLEASE SIGN WITHIN BOX]DateTHIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.VOTING INSTRUCTIONSTo withhold authority to vote for any individual nominee(s), mark “For AllExcept” and write the number(s) of the nominee(s) on the line below.0 0 00 0 00 0 00 0 000001842610_1 R1.0.0.2ForWithholdFor AllAllAllExceptThe Board recommends you vote FOR the following director nominee(s):1 through 8 1.Election of DirectorsNominees01 J.M. Biagini-Komas02 Bruce H. Cabral03 Jack W. Conner04 Jason DiNapoli05 Stephen G. Heitel06 Kamran F. Husain07 Robertson Clay Jones08 Marina H. Park SuttonTHIS IS A VOTING INSTRUCTION FORM.You are receiving this voting instruction form because you hold shares in theabove security. You have the right to vote on proposals being presented at theupcoming Annual Meeting to be held onXPlease check this box if you plan to attend the Meeting and vote your shares in person.The Board recommends you vote FOR the following proposal(s):2, 3 and 4ForAgainstAbstain2.Approval of an amendment to the Company's bylaws to increase the range of the permitted number of directors.3.Advisory proposal on 2024 executive compensation.4.Ratification of selection of independent registered public accounting firm for the year ending December 31, 2025.*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.HERITAGECOMMERCECORPANNUALMEETINGOFSHAREHOLDERSThursday,May22,20251:00P.M.PDTToregisterforthevirtualmeeting,pleasefollowtheinstructionsbelow:•Visitregister.proxypush.com/HTBKonyoursmartphone,tabletorcomputer.•Asashareholder,youwillthenberequiredtoenteryourcontrolnumberwhichislocatedintheupperrighthandcorneronthereversesideofthisproxycard.•Afterregistering,youwillreceiveaconfirmatione-mailandane-mailapproximately1hourpriortothestartofthemeetingtothee-mailaddressyouprovidedduringregistrationwithauniquelinktothevirtualmeeting.HeritageCommerceCorp224AirportParkwaySanJose,CA95110ThisproxyissolicitedbytheBoardofDirectorsforuseattheAnnualMeetingonMay22,2025.Thesharesofstockyouholdinyouraccountwillbevotedasyouspecifyonthereverseside.Ifnochoiceisspecified,theproxywillbevoted“FOR”allnomineeslistedinItem1and“FOR”Items2,3and4.Bysigningtheproxy,yourevokeallpriorproxiesandappointRobertsonClayJonesandJackW.Conner,andeachofthemwithfullpowerofsubstitution,tovoteyoursharesonthemattersshownonthereversesideandanyothermatterswhichmaycomebeforetheAnnualMeetingandalladjournments.Seereverseforvotinginstructions.XTHISVOTINGINSTRUCTIONFORMISVALIDONLYWHENSIGNEDANDDATED.PLEASEUSEBLUEORBLACKINKANDRETURNONLYTHEBOTTOMPORTION.